                                    [PHOTO]


                                                ANNUAL REPORT SEPTEMBER 30, 2001


Oppenheimer
STRATEGIC INCOME FUND

                                                [OPPENHEIMERFUNDS LOGO]
                                                THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

                Contents
        1       Letter to Shareholders

        3       An Interview
                with Your Fund's
                Managers

        8       Fund Performance

       14       FINANCIAL
                STATEMENTS

       64       INDEPENDENT
                AUDITORS' REPORT

       65       Federal
                Income Tax
                Information

       66       Officers and Trustees

FUND OBJECTIVE

Oppenheimer Strategic Income Fund seeks high current income by investing mainly in debt securities.

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
                        For the 1-Year Period
                        Ended 9/30/01

                        Without         With
                        Sales Chg.      Sales Chg.
--------------------------------------------------------
Class A                 -1.79%           -6.46%
--------------------------------------------------------
Class B                 -2.53            -6.98
--------------------------------------------------------
Class C                 -2.54            -3.43
--------------------------------------------------------
Class Y                 -1.58            N/A
--------------------------------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 12 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]
JOHN V. MURPHY
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
OPPENHEIMERFUNDS, INC.

DEAR SHAREHOLDER,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

        The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the ninth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

        During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

        It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

        As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.



                      1 OPPENHEIMER STRATEGIC INCOME FUND

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

        To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

        At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.


Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
October 19, 2001

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

                      2 OPPENHEIMER STRATEGIC INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
ART STEINMETZ
DAVID NEGRI

HOW DID OPPENHEIMER STRATEGIC INCOME FUND PERFORM OVER THE 12-MONTH PERIOD THAT ENDED SEPTEMBER 30, 2001?

A. On average, the Fund's returns lagged behind those of its peer group, the Lipper Multi-Sector Income Funds, during the 12-month reporting period. We attribute this performance, in part, to persistent economic weakness in U.S. and international markets, resulting in an investment environment that has been difficult for many of the high yielding, fixed income securities in which the Fund invests.

        However, as portfolio managers, we measure the Fund's success over full market cycles. That's because our investment approach is designed to capture compelling values in out-of-favor, income-oriented bonds and hold these securities with the expectation that they will come back into favor. While no one can accurately predict the timing of a turnaround, we are optimistic that one will occur, and that the Fund's performance should improve accordingly. In the meantime, the Fund generated an income stream that was generally greater than that of its peer group during the period.

WHY WAS THE FUND'S DIVIDEND REDUCED TWICE DURING THE REPORTING PERIOD?

Although the Fund's dividend yield remains higher than most other multisector income funds, the dividend was cut once in May and again in September. As economic conditions continued to deteriorate, we attempted to protect the Fund's share price by improving the overall credit quality of our corporate and foreign bond holdings. Of course, less credit risk came at a price--as the Fund's overall quality increased, its yield declined, reducing the amount of income the Fund produced. Declining interest rates also contributed to the dividend reductions.

                      3 OPPENHEIMER STRATEGIC INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------


-----------------------------------
        WE FOUND WHAT WE BELIEVE
        ARE ATTRACTIVE VALUES IN
        HIGH YIELDING BONDS DURING
        THE RECENT DOWNTURN, AND
        THE FUND IS CURRENTLY
        POISED FOR THEIR POTENTIAL
        RECOVERY.
-----------------------------------

WHAT WERE THE MOST SIGNIFICANT INFLUENCES ON THE FUND'S PERFORMANCE?

While U.S. Treasury and government agency securities performed well during the first half of the period in response to lower interest rates, the government agency market weakened during the second half of 2001. That's primarily because mortgage-backed securities issued by U.S. Government agencies were adversely affected by a steep increase in the amount of mortgage loan refinancings. In a lower interest rate environment, homeowners attempted to reduce their borrowing costs by prepaying their mortgages. As a result, prices of many existing mortgage-backed securities held by the Fund fell.

        High yield corporate bond prices were also adversely affected throughout the reporting period by the weakening economy and by the tragic terrorist attacks of September 11. These effects were especially severe among telecommunications companies, which represent one of the largest groups of issuers in the high yield market. On the other hand, investment-grade corporate bonds fared relatively well, benefiting from a "flight-to-quality" among investors unwilling to assume the risks of lower rated bonds in an uncertain economic environment.

        Finally, foreign bonds were hurt by slowing economies in Europe and other developed markets, and by isolated financial crises in certain emerging markets. For example, severe fiscal problems in Argentina during the second half of the period in 2001 caused the country's bond prices to fall sharply. While the Fund did not own material amounts of Argentine bonds, other countries in which the Fund also invests were affected by the difficulties in Argentina.


                      4 OPPENHEIMER STRATEGIC INCOME FUND

---------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/01(1)
Class A
1-Year      5-Year      10-Year
---------------------------------------------
-6.46%      2.77%       6.26%

Class B                 Since
1-Year      5-Year      Inception
---------------------------------------------
-6.98%      2.72%       5.97%

Class C                 Since
1-Year      5-Year      Inception
---------------------------------------------
-3.43%      3.00%       4.70%

Class N                 Since
1-Year      5-Year      Inception
---------------------------------------------
N/A         N/A         -5.51%

Class Y                 Since
1-Year      5-Year      Inception
---------------------------------------------
-1.58%      N/A         1.96%
---------------------------------------------

STANDARDIZED YIELDS(2)
For the 30 Days Ended 9/30/01
---------------------------------------------
Class A            9.76%
---------------------------------------------
Class B            9.48
---------------------------------------------
Class C            9.49
---------------------------------------------
Class N           10.51
---------------------------------------------
Class Y            9.59
---------------------------------------------

HOW WAS THE FUND MANAGED IN SUCH A DIFFICULT ENVIRONMENT?

As mentioned earlier, we attempted during the second half of the period to improve the Fund's overall credit quality in order to protect its share price from the full brunt of the bond market's short-term, cyclical problems. As part of that effort, we reduced the Fund's exposure to the emerging markets, including virtually eliminating our holdings of Argentine bonds. Instead, we focused on carefully selected markets in Asia, Eastern Europe, the Middle East and Africa.

        Our shift to a more defensive position also included reducing our holdings of high yield corporate bonds, especially within the telecommunications group. Although our holdings of bonds issued by wireless telecom companies performed better than the telecommunications sector overall, we sold many of those bonds to take advantage of more attractive opportunities in other areas, such as the basic materials group, financial services firms and gaming companies.

        In addition, we recently increased the Fund's holdings of mortgage-backed securities. In our view, investors' concerns about prepayment risk have been overstated, producing attractive values in high quality bonds. As prepayment concerns ease, we believe that these securities will command higher prices.

1. See Notes on page 12 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2001. Falling share prices will tend to artificially raise yields.


                      5 OPPENHEIMER STRATEGIC INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW IS THE FUND POSITIONED FOR THE FORESEEABLE FUTURE?

The current economic downturn, while unsettling to many investors, has given us the opportunity to purchase high yielding bonds at, what we think are, bargain prices. Indeed, a look at past periods of economic weakness suggests that the bond market tends to "overshoot" when the news is bad and that it subsequently rebounds to more normal price levels as the economy recovers. While there is no guarantee that the market will repeat this pattern of behavior, we believe that it will. In our view, lower interest rates and the recent tax cuts should fuel a resurgence of economic growth and a recovery of the credit-sensitive bond market sectors in which the Fund invests.

        The tragic events of September 11 caused disruptions in the global bond markets that we believe are temporary. The Fed has injected considerable amounts of liquidity into the U.S. financial system in an effort to ensure the continued good health of the world's financial markets and to stimulate economic growth. The addition of liquidity caused short-term bond yields to fall and long-term yields to rise. This phenomenon, known as a steepening yield curve, has historically been a harbinger of greater economic growth. While the terrorist attacks may prolong the current period of economic weakness by a quarter or two, we do not believe that these events have eradicated chances for a recovery.

                      6 OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------
PORTFOLIO ALLOCATION(3)

[PIECHART]

- Government
  Agency Bonds             51.0%
- Corporate
  Bonds                    27.1
- Foreign
  Government
  Bonds                    12.4
- U.S.
  Government
  Bonds                     5.2
- Other Bonds               2.5
- Stocks                    1.8
--------------------------------

        Accordingly, we urge our shareholders to maintain a long-term perspective, just as we do, and to judge the Fund's performance over full market cycles. A long-term perspective is not just a basic principle of successful investing. It is central to what makes Oppenheimer Strategic Income Fund part of The Right Way to Invest.


CORPORATE BONDS & NOTES--TOP TEN INDUSTRIES(4)
---------------------------------------------------
Financial                                     5.0%
---------------------------------------------------
Media/Entertainment: Wireless Communications  4.3
---------------------------------------------------
Media/Entertainment: Cable/Wireless Video     3.5
---------------------------------------------------
Energy                                        2.6
---------------------------------------------------
Gaming/Leisure                                2.6
---------------------------------------------------
Media/Entertainment: Telecommunications       2.5
---------------------------------------------------
Service                                       2.4
---------------------------------------------------
Forest Products/Containers                    1.4
---------------------------------------------------
Transportation                                1.4
---------------------------------------------------
Chemicals                                     1.2

3. Portfolio is subject to change. Percentages are as of September 30, 2001, and are dollar-weighted based on total market value of investments. The Fund may invest without limit in below-investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

4. Portfolio is subject to change. Percentages are as of September 30, 2001, and are based on net assets.

                      7 OPPENHEIMER STRATEGIC INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 2001, Oppenheimer Strategic Income Fund's performance was strongly influenced by worsening economic conditions in the U.S. and countries around the world, including the effects of the September 11 terrorist attacks on the World Trade Center and the Pentagon. The economic slowdown and lower corporate earnings especially affected the U.S. high yield corporate bond market, where prices remained volatile. Weakening economies in developed markets and isolated financial crises in the emerging markets hurt international bonds. Prices of U.S. Government mortgage securities declined during the second half of the period in 2001 primarily because of rising prepayment risks in a lower interest rate environment. In this challenging investment climate, the portfolio managers attempted to establish a more defensive position for the Fund. One consequence of this shift was a lower overall dividend yield, which led to two separate dividend reductions, in May and September 2001.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from the inception of the class on November 30, 1992; Class C shares on May 26, 1995; and Class Y shares on January 26, 1998. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included in graphic form. The

                       8 OPPENHEIMER STRATEGIC INCOME FUND

Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

   The performance of each class of the Fund's shares is compared to two indices because the Fund invests in a variety of debt securities in domestic and foreign markets. The Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The former is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The latter is an unmanaged index of fixed rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed income performance on a worldwide basis.

   Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices and include below-investment-grade obligations, which carry a greater risk of default.

                      9 OPPENHEIMER STRATEGIC INCOME FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-  Oppenheimer Strategic Income Fund (Class A)
-- Lehman Brothers Aggregate    *** Salomon Brothers World Government
   Bond Index                       Bond Index

  [The following table was originally a line graph in the printed materials.]


                                                 Lehman Brothers         Salomon Brothers
                                                   Aggregate             World Government
Date                      Oppenheimer              Bond Index              Bond Index
09/30/91                  $  9525                  $ 10000                   $ 10000
12/31/91                    10162                    10507                     10796
03/31/92                    10207                    10373                     10434
06/30/92                    10670                    10791                     11134
09/30/92                    10904                    11255                     11830
12/31/92                    10865                    11285                     11394
03/31/93                    11505                    11751                     12002
06/30/93                    11976                    12063                     12352
09/30/93                    12349                    12378                     12911
12/31/93                    12941                    12385                     12905
03/31/94                    12492                    12030                     12906
06/30/94                    12419                    11906                     12992
09/30/94                    12606                    11979                     13145
12/31/94                    12377                    12024                     13208
03/31/95                    12540                    12630                     14652
06/30/95                    13275                    13400                     15433
09/30/95                    13689                    13663                     15272
12/31/95                    14251                    14245                     15723
03/31/96                    14511                    13993                     15428
06/30/96                    14881                    14072                     15490
09/30/96                    15456                    14332                     15913
12/31/96                    16025                    14762                     16292
03/31/97                    15993                    14680                     15618
06/30/97                    16637                    15219                     16091
09/30/97                    17195                    15725                     16296
12/31/97                    17366                    16187                     16330
03/31/98                    17829                    16439                     16458
06/30/98                    17949                    16823                     16785
09/30/98                    17336                    17535                     18183
12/31/98                    17658                    17594                     18829
03/31/99                    17756                    17506                     18102
06/30/99                    17820                    17353                     17478
09/30/99                    17856                    17470                     18270
12/31/99                    18396                    17449                     18026
03/31/00                    18690                    17834                     18057
06/30/00                    18798                    18145                     18031
09/30/00                    18982                    18692                     17557
12/31/00                    18858                    19478                     18312
03/31/01                    19163                    20069                     17754
06/30/01                    18998                    20182                     17477
09/30/01                    18345                    21113                     18727

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 9/30/01(1)
1-YEAR -6.46%           5-YEAR 2.77%    10-YEAR 6.26%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-  Oppenheimer Strategic Income Fund (Class B)
-- Lehman Brothers Aggregate    *** Salomon Brothers World Government
   Bond Index                       Bond Index

  [The following table was originally a line graph in the printed materials.]

                                                 Lehman Brothers         Salomon Brothers
                                                   Aggregate             World Government
Date                      Oppenheimer              Bond Index              Bond Index
11/30/92                  $  10000                 $ 10000                   $ 10000
12/31/92                     10226                   10157                     10060
03/31/93                     10888                   10577                     10597
06/30/93                     11335                   10858                     10906
09/30/93                     11663                   11141                     11399
12/31/93                     12194                   11148                     11395
03/31/94                     11727                   10828                     11395
06/30/94                     11662                   10717                     11471
09/30/94                     11812                   10782                     11606
12/31/94                     11576                   10823                     11662
03/31/95                     11683                   11369                     12937
06/30/95                     12368                   12061                     13627
09/30/95                     12730                   12298                     13484
12/31/95                     13226                   12822                     13882
03/31/96                     13443                   12595                     13622
06/30/96                     13760                   12666                     13677
09/30/96                     14263                   12901                     14050
12/31/96                     14757                   13288                     14384
03/31/97                     14703                   13213                     13789
06/30/97                     15265                   13699                     14207
09/30/97                     15746                   14154                     14388
12/31/97                     15870                   14570                     14418
03/31/98                     16264                   14797                     14531
06/30/98                     16343                   15143                     14820
09/30/98                     15788                   15783                     16054
12/31/98                     16058                   15836                     16625
03/31/99                     16148                   15758                     15983
06/30/99                     16206                   15619                     15432
09/30/99                     16239                   15725                     16131
12/31/99                     16730                   15706                     15915
03/31/00                     16997                   16053                     15943
06/30/00                     17095                   16332                     15920
09/30/00                     17263                   16824                     15502
12/31/00                     17150                   17532                     16168
03/31/01                     17428                   18064                     15676
06/30/01                     17277                   18166                     15431
09/30/01                     16683                   19004                     16535

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 9/30/01(1)
1-YEAR -6.98%           5-YEAR 2.72%    SINCE INCEPTION 5.97%


1. See Notes on page 12 for further details.

                      10 OPPENHEIMER STRATEGIC INCOME FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-  Oppenheimer Strategic Income Fund (Class C)
-- Lehman Brothers Aggregate    *** Salomon Brothers World Government
   Bond Index                       Bond Index

  [The following table was originally a line graph in the printed materials.]

                                                 Lehman Brothers         Salomon Brothers
                                                   Aggregate             World Government
Date                      Oppenheimer              Bond Index              Bond Index
05/26/95                   $ 10000                 $ 10000                    $ 10000
06/30/95                     10076                   10073                      10059
09/30/95                     10451                   10271                      9954
12/31/95                     10864                   10709                      10247
03/31/96                     11042                   10519                      10055
06/30/96                     11278                   10579                      10096
09/30/96                     11691                   10774                      10371
12/31/96                     12121                   11098                      10618
03/31/97                     12076                   11036                      10179
06/30/97                     12513                   11441                      10488
09/30/97                     12936                   11821                      10621
12/31/97                     13012                   12169                      10643
03/31/98                     13336                   12358                      10727
06/30/98                     13401                   12647                      10940
09/30/98                     12944                   13182                      11851
12/31/98                     13131                   13226                      12272
03/31/99                     13211                   13160                      11798
06/30/99                     13232                   13045                      11392
09/30/99                     13204                   13133                      11908
12/31/99                     13609                   13117                      11748
03/31/00                     13772                   13407                      11769
06/30/00                     13857                   13640                      11752
09/30/00                     13934                   14051                      11443
12/31/00                     13849                   14642                      11935
03/31/01                     14049                   15087                      11572
06/30/01                     13902                   15172                      11390
09/30/01                     13380                   15872                      12206

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 9/30/01(1)
1-YEAR -3.43%           5-YEAR 3.00%    SINCE INCEPTION 4.70%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-  Oppenheimer Strategic Income Fund (Class Y)
-- Lehman Brothers Aggregate    *** Salomon Brothers World Government
   Bond Index                       Bond Index

  [The following table was originally a line graph in the printed materials.]

                                                 Lehman Brothers         Salomon Brothers
                                                   Aggregate             World Government
Date                      Oppenheimer              Bond Index              Bond Index
01/26/98                     $ 10000               $ 10000                    $ 10000
03/31/98                       10327                 10027                      9981
06/30/98                       10409                 10261                      10180
09/30/98                       10082                 10695                      11028
12/31/98                       10258                 10731                      11420
03/31/99                       10347                 10678                      10979
06/30/99                       10394                 10584                      10600
09/30/99                       10402                 10656                      11081
12/31/99                       10751                 10643                      10932
03/31/00                       10907                 10878                      10951
06/30/00                       11006                 11067                      10935
09/30/00                       11094                 11401                      10648
12/31/00                       11057                 11880                      11106
03/31/01                       11240                 12241                      10768
06/30/01                       11154                 12310                      10599
09/30/01                       10740                 12877                      11358

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 9/30/01(1)
1-YEAR -1.58%           SINCE INCEPTION 1.96%


THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 9/30/91 FOR CLASS A, 11/30/92 FOR CLASS B, 5/31/95 FOR CLASS C AND 1/31/98 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

                      11 OPPENHEIMER STRATEGIC INCOME FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares were first publicly offered on 10/16/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 11/30/92. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/26/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. For this reason, performance information on Class N shares is not shown in graphic form, and the cumulative total return information shown on page 5 is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      12 OPPENHEIMER STRATEGIC INCOME FUND

                                                        FINANCIALS












                      13 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  SEPTEMBER 30, 2001
-------------------------------------------------------------------------------


                                                                                 PRINCIPAL          MARKET VALUE
                                                                                   AMOUNT            SEE NOTE 1
==================================================================================================================
 ASSET-BACKED SECURITIES--2.5%
 American Money Management Corp., Commercial Debt
 Obligations Sub. Bonds, Series I, Cl. D1, 13.602%, 1/15/12(1)                   $10,000,000          $10,000,000
------------------------------------------------------------------------------------------------------------------
 AQFTC I, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. D1, 8.50%, 8/17/01(1)                                            467,432              459,398
------------------------------------------------------------------------------------------------------------------
 AQ Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-1, Cl. D, 9.75%, 3/25/29                                              9,285,808            8,928,885
------------------------------------------------------------------------------------------------------------------
 Amortizing Residential Collateral Trust, Mtg. Pass-Through
 Certificates, Trust 2000-BC1, Cl. B, 5.83%, 1/25/30(2)                            2,767,000            2,777,376
------------------------------------------------------------------------------------------------------------------
 Asset Backed Securities Corp., Home Equity Loan Trust Asset-Backed
 Pass-Through Certificates, Series 2001-HE1, Cl. B, 5.987%, 4/15/31(2)             5,000,000            4,987,320
------------------------------------------------------------------------------------------------------------------
 Block Mortgage Finance, Inc., Asset-Backed Certificates, Series 1999-1,
 Cl. A2, 6%, 4/27/20                                                              10,527,578           10,928,942
------------------------------------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan
 Pass-Through Certificates, Series 1999-F, Cl. A3, 6.97%, 10/15/30                10,000,000           10,390,600
------------------------------------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Manufactured Housing
 Contract Sr. Sub. Pass-Through Certificates, Series 2000-2,
 Cl. M2, 10.32%, 12/1/30                                                           5,000,000            5,806,250
------------------------------------------------------------------------------------------------------------------
 CWAB, Inc., Home Equity Collateralized Mtg. Obligations,
 Series 2000-1, Cl. BV, 6.73%, 3/25/31(1,2)                                        5,033,000            5,010,956
------------------------------------------------------------------------------------------------------------------
 DLJ Ltd., Collateralized Bond Obligations, Series 1A, Cl. C2,
 11.96%, 4/15/11(1,3)                                                             15,000,000            8,250,000
------------------------------------------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization Trust, Airplane Collateral
 Obligations, Series 2000-A, Cl. B, 4.588%, 8/15/25(1,2)                           2,332,040            2,339,237
------------------------------------------------------------------------------------------------------------------
 First U.S.A. Credit Card Master Trust, Asset-Backed Certificates,
 Series 2001-2, Cl. C, 4.334%, 11/20/06(1,2)                                      10,000,000           10,000,000
------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Asset Management, Sub. Collateralized Bond
 Obligations, Series 1A, Cl. D, 12.54%, 6/13/11                                    6,000,000            3,755,625
------------------------------------------------------------------------------------------------------------------
 Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub.
 Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29                  5,000,000            5,176,550
------------------------------------------------------------------------------------------------------------------
 Greenpoint Credit Manufactured Housing Contract Trust,
 Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/20/31                 5,214,000            5,561,044
------------------------------------------------------------------------------------------------------------------
 LBFTC I, Home Equity Collateralized Mtg. Obligations, Series 2000-1A,
 Cl. D, 10%, 2/25/30(4)                                                            2,610,748            2,574,034
------------------------------------------------------------------------------------------------------------------
 Madison Avenue CDO Ltd., Commercial Debt Obligations, Series 2A,
 Cl. C1, 4.844%, 3/24/14(1,2)                                                      3,000,000            3,002,813
------------------------------------------------------------------------------------------------------------------
 MBNA Master Credit Card Trust, Asset-Backed Nts., Series 2000-H,
 Cl. C, 4.687%, 1/15/13(1,2)                                                       5,000,000            5,000,000
------------------------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I,
 Cl. ECFD, 8.75%, 12/25/28                                                         8,146,692            7,494,957
------------------------------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, Collateralized Mtg. Obligations,
 Series 1999-OAC, Cl. 1, 9.50%, 4/27/29                                            4,183,302            2,026,287
------------------------------------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp., Home Equity Collateralized
 Mtg. Obligations:
 Series 1999-1, Cl. CTFS, 10.06%, 3/26/29(1)                                       4,590,544            4,383,970
 Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                                         4,666,593            4,549,928
------------------------------------------------------------------------------------------------------------------
 Providian Master Trust, Sub. Collateralized Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09(1)                                           6,200,000            6,614,625


                      14 OPPENHEIMER STRATEGIC INCOME FUND


                                                                                 PRINCIPAL          MARKET VALUE
                                                                                   AMOUNT            SEE NOTE 1
==================================================================================================================
 ASSET-BACKED SECURITIES Continued

 Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1998-1A, Cl. CE, 5%, 11/25/27                    $  7,781             $  7,769
------------------------------------------------------------------------------------------------------------------
 SB Finance Trust, Mtg. Pass-Through Certificates, Series 1999-1,
 Cl. D, 10.50%, 6/25/29(1)                                                         5,648,087            5,409,809
------------------------------------------------------------------------------------------------------------------
 Seneca Funding I Ltd., Commercial Bond Obligations, Cl. A,
 6.25%, 5/31/29(2)                                                                 4,400,000            3,288,868
------------------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates, Series 1999-SP1, Cl. B, 9%, 5/25/29              15,000,000           14,442,188
                                                                                                    --------------
 Total Asset-Backed Securities (Cost $161,491,841)                                                    153,167,431

==================================================================================================================
 CORPORATE LOANS--0.1%

 Telergy, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A,
 12/22/01(1,3) (Cost $8,699,795)                                                   8,877,258            4,438,629

==================================================================================================================
 MORTGAGE-BACKED OBLIGATIONS--68.7%
------------------------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--56.2%
------------------------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--53.9%
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations:
 Series 2341, Cl. PE, 6.50%, 3/15/30                                              16,248,000           16,634,525
 Series 2355, Cl. CQ, 6.50%, 9/15/31                                              20,000,000           20,688,100
------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Participation Certificates:
 10%, 5/1/20                                                                         815,150              910,931
 10.50%, 5/1/20                                                                    1,519,449            1,715,549
 11.50%, 10/1/16                                                                   1,454,988            1,649,258
------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Pass-Through Certificates:
 8.50%, 8/1/31                                                                    19,937,964           21,137,233
 10%, 4/1/20                                                                         933,073            1,047,804
 12%, 6/1/17                                                                       3,130,253            3,570,148
------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped
 Mtg.-Backed Security:
 Series 192, Cl. IO, 4.02%, 2/1/28(5)                                            215,632,482           38,712,769
 Series 194, Cl. IO, 3.76%, 4/1/28(5)                                             87,039,294           17,611,857
 Series 197, Cl. IO, 7.15%, 4/1/28(5)                                            169,335,650           36,063,202
 Series 199, Cl. IO, 7.10%, 8/1/28(5)                                            315,933,753           63,384,209
 Series 202, Cl. IO, 6.64%, 4/1/29(5)                                            181,643,357           35,817,800
 Series 203, Cl. IO, 5.02%, 6/15/29(5)                                            45,900,323            9,452,598
 Series 204, Cl. IO, 10.30%, 5/15/29(5,6)                                         43,118,524            9,135,737
 Series 205, Cl. IO, 3.16%, 9/15/29(5,6)                                         127,505,484           20,002,423
 Series 207, Cl. IO, 11.63%, 4/15/30(5)                                          107,778,893           16,874,133
 Series 2084, Cl. YI, 5.72%, 8/15/28(5)                                           10,346,475              685,454
 Series 2099, Cl. YI, 15.86%, 11/15/28(5)                                         13,609,886            1,173,853
------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Real Estate Mtg.
 Investment Conduit Multiclass Certificates:
 Series 1562, Cl. C, 7%, 3/15/21                                                  20,000,000           20,868,600
 Series 2298, Cl. PC, 6.50%, 10/15/26                                             15,000,000           15,534,375
 Series 2300, Cl. PD, 6.50%, 3/15/31                                              20,025,992           19,969,519
 Series 2302, Cl. NJ, 6.50%, 11/15/29                                             24,000,000           25,050,000

                      15 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                                                                 PRINCIPAL          MARKET VALUE
                                                                                   AMOUNT            SEE NOTE 1
==================================================================================================================
 FHLMC/FNMA/SPONSORED Continued
 Series 2304, Cl. PG, 6.50%, 3/15/30                                             $25,000,000          $25,937,500
 Series 2327, Cl. BA, 6.50%, 3/15/30                                              22,951,000           23,094,444
 Series 2351, Cl. EF, 6.50%, 12/15/24                                             15,000,000           15,857,700
 Series 2355, Cl. WD, 6.50%, 9/15/31                                              25,428,000           25,792,536
 Series 2357, Cl. GC, 6%, 9/15/31                                                 20,000,000           19,337,031
------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 10/25/13-10/25/31(6)                                                      1,109,900,000        1,112,726,813
 6.50%, 10/25/286                                                                753,200,000          765,906,484
 6.50%, 1/1/29                                                                     4,611,786            4,711,401
 7%, 10/25/27(6)                                                                 625,500,000          646,998,435
 7%, 9/25/29-12/25/29                                                              7,323,254            7,586,673
 9.50%, 4/1/20-11/25/27                                                              742,859              799,365
 10.50%, 10/1/19                                                                     701,202              793,670
 11%, 10/15/15-2/1/26                                                              2,025,899            2,319,643
 15%, 4/15/13                                                                      1,218,578            1,478,659
------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
 Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                             4,045,000            4,296,518
 Trust 1998-25, Cl. J, 6.50%, 12/18/25                                             9,341,408            9,764,668
------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations:
 Trust 2001-38, Cl. CD, 6.50%, 5/25/29                                             9,897,109            9,931,130
 Trust 2001-44, Cl. ML, 6.50%, 8/25/31                                            11,550,000           11,622,187
 Trust 2001-45, Cl. B, 6.50%, 8/25/31                                             38,985,000           39,228,656
 Trust 2001-49, Cl. AC, 6.50%, 8/25/31                                            25,000,000           25,587,575
 Trust 2001-52, Cl. El, 6.50%, 9/25/31                                            15,000,000           15,510,471
 Trust 2001-52, Cl. HB, 6.50%, 9/25/31                                            16,798,000           17,369,659
 Trust 2001-52, Cl. HD, 6.50%, 9/25/31                                             8,999,000            9,095,704
 Trust 2001-53, Cl. OE, 6.50%, 9/25/31                                            25,000,000           25,085,937
------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Interest-Only Stripped
 Mtg.-Backed Security:
 Trust 294, Cl. 2, (9.02)%, 2/1/28(5)                                                574,699              100,393
 Trust 302, Cl. 2, 10.50%, 6/1/29(5)                                              26,038,625            5,683,744
 Trust 311, Cl. 2, 9.35%, 6/1/30(5)                                               50,843,063           11,280,805
 Trust 2001-T4, Cl. IO, 34.07%, 7/25/28(5)                                        38,234,609              896,124
------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Interest-Only Stripped
 Mtg.-Backed Security:
 Trust 299, Cl. 2, 11.59%, 5/1/28(5)                                               8,166,091            1,432,894
 Trust 313, Cl. 2, 12.94%, 6/25/31(5)                                             21,286,678            4,523,419
 Trust 314, Cl. 2, 10.86%, 8/25/31(5)                                             49,550,205           11,551,392
                                                                                                    --------------
                                                                                                    3,253,991,707


-----------------------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--2.3%
 Government National Mortgage Assn.:
 7%, 1/15/28-1/20/30                                                              76,678,748           79,729,124
 8%, 1/15/28-9/15/28                                                              21,958,674           23,148,167
 12.50%, 12/15/13-11/15/15                                                         7,153,180            8,293,970
 13%, 10/15/15(7)                                                                 10,539,836           12,519,323
 13.50%, 6/15/15                                                                  13,040,019           15,652,065
                                                                                                    -------------
                                                                                                      139,342,649

                      16 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                              PRINCIPAL           MARKET VALUE
                                                                                                 AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
PRIVATE--12.5%
------------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL--0.1%
Prudential Agricultural Credit, Inc., Farmer Mac Agricultural Real Estate
Trust Sr. Sub. Mtg. Pass-Through Certificates:
Series 1992-2, Cl. B2, 9.797%, 1/15/03(1,2)                                              $    1,123,064         $      934,249
Series 1992-2, Cl. B3, 9.332%, 4/15/09(1,2)                                                   3,877,876              2,836,909
                                                                                                                --------------
                                                                                                                     3,771,158

------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--7.9%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. G, 7%, 6/17/29(1)                                                         1,550,000              1,364,484
Series 1997-C1, Cl. H, 7%, 6/17/29(1)                                                         1,600,000              1,331,250
------------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1995-MD4, Cl. A4, 7.384%, 8/13/29                                                      5,000,000              5,223,437
Series 1995-MD4, Cl. A5, 7.384%, 8/13/29                                                     20,000,000             20,525,000
Series 1996-MD6, Cl. A7, 7.965%, 11/13/26(2)                                                 18,860,000             17,961,203
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(2)                                                   11,875,000              9,833,057
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(2)                                                   24,582,312             19,696,577
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(2)                                                    5,532,925              4,125,055
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                        7,700,000              4,757,156
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                                       21,050,000             10,899,953
Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                                                      7,000,000              7,551,250
------------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates:
Series 1993-C1, Cl. E, 6.72%, 12/25/03(2,4)                                                   2,609,000              2,594,324
Series 1993-C1, Cl. F, 6.72%, 12/25/03(1,2)                                                  14,300,000             12,923,260
------------------------------------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Obligations Sub. Bonds, Series 1997-2, Cl. F, 6.60%, 8/19/12(4)                              10,000,000              8,184,375
------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized Mtg. Obligations,
Series 1996-C2, Cl. F, 8.434%, 9/15/23(2,4)                                                   2,500,000              2,315,625
------------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates,
Series 1998-C1, Cl. F, 6%, 5/17/40(4)                                                         5,500,000              3,566,909
------------------------------------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1999-STF1, Cl. B6, 6.928%, 7/5/08(1,2)                                                 4,159,574              4,071,183
Series 1999-STF1, Cl. B6, 7.653%, 7/5/08(1,2)                                                55,709,338                 55,709
------------------------------------------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations,
Series 1997-CF2, Cl. B30C, 6.99%, 10/15/30(1)                                                36,400,000             19,292,000
------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1994-C1, Cl. 2D, 8.70%, 9/25/25                                                        2,500,000              2,450,000
Series 1994-C1, Cl. 2E, 8.70%, 9/25/25                                                        2,500,000              2,437,500
------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl. 2G, 8.70%, 9/25/25(1)                                       4,870,000              4,699,550
------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:
Series 1997-CHL1, Cl. D, 8.177%, 5/25/08(1,2)                                                 8,500,000              7,949,268
Series 1997-CHL1, Cl. E, 8.177%, 2/25/11(1,2)                                                14,500,000             11,784,832
------------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F, 7.50%, 9/18/15                        11,775,000              9,754,852



                      17 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                              PRINCIPAL           MARKET VALUE
                                                                                                 AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C2, 9.36%, 5/18/28(5)                         $  114,662,029         $    3,645,894
------------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Sub.
Collateralized Mtg. Obligations, Series 1997-C1, Cl. F, 7%, 12/18/14(4)                      21,000,000             16,671,211
------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Interest-Only Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1999-5, Cl. S, 20.34%, 5/25/29(1,5)                                                  586,057,858              6,593,151
Series 1999-11, Cl. S, 21.38%, 7/25/29(1,5)                                                 723,340,157              7,685,489
------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1,
Cl. X, 7.63%, 7/15/27(5)                                                                    158,884,581             11,171,572
------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. G, 7.414%, 11/15/11                                                      19,440,000             15,712,988
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                                        17,785,500             10,771,343
Series 1998-C2, Cl. D, 6.50%, 7/15/10                                                        14,583,523             14,405,786
------------------------------------------------------------------------------------------------------------------------------
LB Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 1999-C2, Cl. C, 7.47%, 10/15/09                                          8,429,000              8,987,421
------------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2000-C3, Cl. A2, 7.95%, 1/15/10                                         10,000,000             11,292,578
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D, 7.449%, 6/15/21(2)                                                     1,782,330              1,889,221
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.409%, 3/15/06(1,2)                                                   9,365,000              9,075,786
Series 1996-C1, Cl. F, 7.409%, 2/15/28(2,4)                                                  13,360,980             10,765,180
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(4)                                                     3,475,000              3,113,060
Series 1997-HF1, Cl. G, 6.86%, 5/15/11(4)                                                     4,638,000              3,701,959
Series 1997-RR, Cl. D, 7.771%, 4/30/39(4)                                                     2,950,158              2,629,175
Series 1997-RR, Cl. E, 7.734%, 4/30/39(2,4)                                                   9,200,495              7,004,951
Series 1997-RR, Cl. F, 7.771%, 4/30/39(4)                                                    30,801,658             19,076,523
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(4)                                                   14,358,000             13,442,340
Series 1998-HF1, Cl. F, 7.18%, 12/15/09(4)                                                    7,000,000              6,409,766
Series 1998-XL1, Cl. H, 7.145%, 6/3/30(1,2)                                                  10,000,000              8,673,438
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Sub. Bonds, Series 1995-GAL1,
Cl. E, 8.25%, 8/15/05(1)                                                                      4,500,000              4,398,368
------------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-MC2, Cl. F, 5.75%, 12/21/26                                                       8,500,000              7,363,125
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(4)                                                    2,939,000              2,675,408
------------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(4)                                      11,700,000             10,806,047
------------------------------------------------------------------------------------------------------------------------------
Multi-Family Capital Access One, Inc., Series 1, Cl. D, 1/15/24(1,3,8)                        3,576,000              3,005,911
------------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations,
Series 2001-C1, Cl. A2, 6.36%, 3/12/34                                                       10,000,000             10,262,500
------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. E, 8%, 6/25/26                                                            5,106,508              5,092,159
Series 1994-C2, Cl. E, 8%, 4/25/25                                                            9,041,668              8,989,688
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                         3,305,887              3,241,730



                      18 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                              PRINCIPAL           MARKET VALUE
                                                                                                 AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-C1, Cl. F, 8.873%, 1/20/28(2)                     $    9,632,000         $    8,090,880
------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates, Series 1999-C3, Cl. G, 4.507%, 3/20/02(1,2)                  15,969,669             15,959,689
------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
Series 1995-C4, Cl. E, 9.008%, 6/25/26(1,2)                                                   6,613,394              6,613,395
                                                                                                                --------------
                                                                                                                   474,565,541

------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.0%
Countrywide Funding Corp., Mtg. Pass-Through Certificates:
Series 1993-11, Cl. B1, 6.25%, 2/25/09                                                          784,669                802,073
Series 1993-11, Cl. B3, 6.25%, 2/25/09(1)                                                       420,370                163,944
                                                                                                                --------------
                                                                                                                       966,017

------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--4.5%
Bank of America Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1999-7, Cl. A21, 6.50%, 7/25/29                                         12,401,000             12,284,741
------------------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Collateralized Mtg. Obligations,
Series 2001-6, Cl. A4, 6.50%, 5/25/29                                                        19,550,000             19,831,031
------------------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Sub. Collateralized Mtg. Obligations:
Series 1993-5, Cl. B3, 7%, 4/25/23(4)                                                           893,372                850,938
Series 1993-5, Cl. B4, 7%, 4/25/23(4)                                                           675,793                412,234
------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                       2,995,865              3,064,201
------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations:
Series 1994-3, Cl. A12, 6.50%, 1/25/24                                                       14,329,504             14,718,980
Series 1998-24, Cl. A3, 6.25%, 1/25/29                                                        6,216,526              6,399,106
------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates, Series 1998-24,
Cl. A1, 1/25/29                                                                               9,215,834              9,466,321
------------------------------------------------------------------------------------------------------------------------------
Imperial CMB Trust, Collateralized Mtg. Obligations, Trust 1998-1,
Cl. B, 7.25%, 11/25/29                                                                        2,178,953              2,251,131
------------------------------------------------------------------------------------------------------------------------------
Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
Series 2001-GE, Cl. 4, 6%, 9/25/30                                                           39,055,065             37,981,832
------------------------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates:
Series 1998-33, Cl. A1, 6.25%, 1/25/29                                                        3,225,551              3,317,254
Series 1999-20, Cl. A13, 6.75%, 8/25/29                                                       7,400,000              7,675,132
------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
Certificates, Series 1997-QS8, Cl. M3, 7.50%, 8/25/27                                         3,132,020              3,159,425
------------------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Asset-Backed Pass-Through
Certificates, Series 1998-A9, Cl. 1A6, 6.75%, 9/25/28                                         6,308,449              6,493,729
------------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. Sub. Bonds, Series 1993-3,
Cl. B2, 6.713%, 8/25/08                                                                         667,025                682,255
------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc.,
Collateralized Mtg. Obligations:
Series 2000-UP1, Cl. A2, 8%, 9/25/30                                                         16,127,417             16,712,036
Series 2001-UP2, Cl. AF2, 7.25%, 10/25/31                                                    20,000,000             20,562,500



                      19 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                              PRINCIPAL           MARKET VALUE
                                                                                                 AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL Continued
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-B, Cl. 1, 7.136%, 4/25/26(1)                      $   13,264,878         $    9,791,139
------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates:
Series 2001-1, Cl. A, 7.50%, 7/25/30(1)                                                       5,619,226              5,575,326
Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                                                       18,477,841             19,257,237
Series 2001-9, Cl. 3A7, 6.75%, 6/25/31                                                       14,000,000             14,157,500
------------------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 8.04%, 9/15/22(5)                                                     78,657,271              1,967,297
Series 1995-2B, Cl. 2IO, 4.23%, 6/15/25(5)                                                    7,699,766                174,939
Series 1995-3, Cl. 1IO, 1.21%, 9/15/25(1,5)                                                 213,074,726              2,155,943
------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Collateralized Mtg.
Obligations, Series 2001-S8, Cl. 2A20, 6.75%, 8/25/31                                        10,180,000             10,334,251
------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Commercial Mtg.
Obligations, Series 2001-S9, Cl. A4, 6.75%, 9/25/31                                          28,084,000             28,614,855
------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust, Collateralized Mtg.
Obligations, Series 2000-14, Cl. A1, 6.85%, 1/25/31                                          11,227,882             11,417,296
                                                                                                                --------------
                                                                                                                   269,308,629
                                                                                                                --------------
Total Mortgage-Backed Obligations (Cost $4,200,585,272)                                                          4,141,945,701

==============================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--7.2%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                                                              12,000,000             11,928,756
6.125%, 8/15/29                                                                              10,000,000             10,899,220
6.25%, 5/15/30                                                                                4,500,000              5,009,418
7.25%, 5/15/16                                                                               10,000,000             12,025,010
8.75%, 5/15/17                                                                                8,700,000             11,880,259
STRIPS, 5.20%, 5/15/10(9)                                                                    70,000,000             46,190,550
STRIPS, 5.49%, 5/15/13(9)                                                                    97,000,000             52,932,609
STRIPS, 5.98%, 11/15/21(9)                                                                  250,000,000             75,201,500
STRIPS, 6.07%, 5/15/18(9,10)                                                                 65,600,000             24,514,851
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5%, 8/15/11                                                                                  82,000,000             84,754,708
5.50%, 5/15/09                                                                               30,000,000             32,056,650
5.75%, 8/15/10                                                                               13,500,000             14,630,638
5.875%, 11/15/04                                                                             16,100,000             17,269,778
6.50%, 2/15/10                                                                               15,950,000             18,103,266
6.75%, 5/15/05                                                                               16,030,000             17,723,810
                                                                                                                --------------
Total U.S. Government Obligations (Cost $429,264,612)                                                              435,121,023

==============================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--17.4%
------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--0.0%
Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
Series PBA1, 3.824%, 4/1/07(2) [ARP]                                                          2,159,110                778,515
------------------------------------------------------------------------------------------------------------------------------
BELGIUM--1.1%
Belgium (Kingdom of) Bonds:
Series 26, 6.25%, 3/28/07 [EUR]                                                              60,965,000             60,317,825
Series 34, 4.75%, 9/28/05 [EUR]                                                               8,575,000              7,998,236
                                                                                                                --------------
                                                                                                                    68,316,061



                      20 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                              PRINCIPAL           MARKET VALUE
                                                                                                 AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.8%
Brazil (Federal Republic of) Bonds:
8.875%, 4/15/24                                                                          $   16,253,000         $    9,142,312
9.625%, 7/15/05                                                                              12,350,000             10,651,875
Series 15 yr., 5.50%, 4/15/09(2)                                                              8,018,823              5,893,835
------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr.,
8%, 4/15/14                                                                                  54,714,010             37,000,349
------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds:
Series 18 yr., 5.50%, 4/15/12(2)                                                              6,237,000              3,695,422
Series D, 5.687%, 4/15/12(2)                                                                 14,445,000              8,558,662
------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds, 5.438%, 4/15/06(2)                     38,460,000             32,114,100
------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40                                      200                    131
                                                                                                                --------------
                                                                                                                   107,056,686

------------------------------------------------------------------------------------------------------------------------------
BULGARIA--0.4%
Bulgaria (Republic of) Disc. Bonds, Tranche A, 4.562%, 7/28/24(2)                             6,775,000              5,216,750
------------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 4.562%, 7/28/12(2)                                                                 7,665,000              6,132,000
------------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Debs., Series PDI, 4.562%, 7/28/11(2)                16,379,550             12,735,100
                                                                                                                --------------
                                                                                                                    24,083,850

------------------------------------------------------------------------------------------------------------------------------
CANADA--0.3%
Canada (Government of) Bonds, Series WB60, 7.25%, 6/1/07 [CAD]                               11,310,000              8,036,637
------------------------------------------------------------------------------------------------------------------------------
Canada (Government of) Nts., 0.70%, 3/20/06 [JPY]                                           669,000,000              5,706,688
------------------------------------------------------------------------------------------------------------------------------
Ontario (Province of) Unsec. Unsub. Nts., 1.875%, 1/25/10 [JPY]                             548,000,000              4,872,338
                                                                                                                --------------
                                                                                                                    18,615,663

------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.3%
Colombia (Republic of) Unsec. Unsub. Bonds:
8.375%, 2/15/27                                                                               4,035,000              2,794,237
11.75%, 2/25/20                                                                               5,517,000              5,268,735
------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) Unsec. Unsub. Nts., 11.375%, 1/31/08 [EUR]                            11,490,000             10,267,744
                                                                                                                --------------
                                                                                                                    18,330,716

------------------------------------------------------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.2%
Dominican Republic Unsec. Unsub. Bonds, 9.50%, 9/27/06(1)                                    12,260,000             12,045,450
------------------------------------------------------------------------------------------------------------------------------
ECUADOR--0.4%
Ecuador (Republic of) Unsec. Bonds, 5%, 8/15/30(2)                                           56,525,000             22,892,625
------------------------------------------------------------------------------------------------------------------------------
FRANCE--1.4%
France (Government of) Bonds, Obligations Assimilables du Tresor,
5.50%, 10/25/10 [EUR]                                                                            20,000                 19,061
------------------------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts.:
4%, 1/12/02 [EUR]                                                                            33,000,000             30,074,137
4.50%, 7/12/03 [EUR]                                                                         55,650,000             51,501,478
                                                                                                                --------------
                                                                                                                    81,594,676



                      21 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                              PRINCIPAL           MARKET VALUE
                                                                                                 AMOUNT             SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
GERMANY--1.7%
Germany (Republic of) Bonds:
Series 01, 5%, 7/4/11 [EUR]                                                                  13,810,000         $   12,784,284
Series 97, 6%, 1/4/07 [EUR]                                                                  60,140,000             59,589,214
Series 98, 5.25%, 1/4/08 [EUR]                                                               29,020,000             27,739,368
                                                                                                                --------------
                                                                                                                   100,112,866

------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--0.5%
United Kingdom Treasury Bonds, 7.75%, 9/8/06 [GBP]                                           17,060,000             28,194,681
------------------------------------------------------------------------------------------------------------------------------
HUNGARY--0.5%
Hungary (Government of) Bonds:
Series 04/J, 8.50%, 10/12/04 [HUF]                                                        7,737,830,000             27,077,162
Series 05/E, 9.25%, 5/12/05 [HUF]                                                         1,059,600,000              3,829,115
                                                                                                                --------------
                                                                                                                    30,906,277

------------------------------------------------------------------------------------------------------------------------------
ITALY--1.1%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
4.25%, 11/1/09 [EUR]                                                                         42,948,000             37,411,339
4.75%, 4/15/03 [EUR]                                                                         33,055,000             30,657,087
                                                                                                                --------------
                                                                                                                    68,068,426

------------------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of) Front Loaded Interest
Reduction Bonds, 2%, 3/29/18(3,8) [FRF]                                                          87,000                 13,485
------------------------------------------------------------------------------------------------------------------------------
Ivory Coast (Government of) Past Due Interest Bonds,
Series F, 3/29/18(3,8)                                                                      111,406,500              2,320,074
                                                                                                                --------------
                                                                                                                     2,333,559

------------------------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF (SOUTH)--0.2%
Korea (Republic of) Bonds, 8.875%, 4/15/08                                                    8,750,000             10,117,187
------------------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.3%
Malaysia (Federation of) Unsec. Bonds, 7.50%, 7/15/11                                        18,000,000             18,270,756
------------------------------------------------------------------------------------------------------------------------------
MEXICO--0.9%
United Mexican States Bonds, 5.01%, 12/31/19 [DEM]                                           34,327,000             13,306,515
------------------------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 8.375%, 1/14/11                                                  14,805,000             14,656,950
------------------------------------------------------------------------------------------------------------------------------
United Mexican States Sr. Nts., 8.625%, 3/12/08                                              26,430,000             27,209,685
                                                                                                                --------------
                                                                                                                    55,173,150

------------------------------------------------------------------------------------------------------------------------------
NORWAY--0.5%
Norway (Government of) Bonds:
6%, 5/16/11 [NOK]                                                                           141,815,000             15,653,117
9.50%, 10/31/02 [NOK]                                                                       143,835,000             16,714,478
                                                                                                                --------------
                                                                                                                    32,367,595


                      22 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                     PRINCIPAL  MARKET VALUE
                                                                                        AMOUNT    SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 PANAMA--0.4%
 Panama (Republic of) Bonds:
 9.375%, 4/1/29                                                                     $7,575,000       $   7,745,438
 9.625%, 2/8/11                                                                      8,650,000           8,628,375
 10.75%, 5/15/20                                                                     1,530,000           1,564,425
-------------------------------------------------------------------------------------------------------------------
 Panama (Republic of) Interest Reduction Bonds, 4.75%, 7/17/14(2)                    6,586,666           5,549,267
                                                                                                     --------------
                                                                                                        23,487,505

-------------------------------------------------------------------------------------------------------------------
 PERU--0.8%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(9)                       106,432,885          45,287,193
-------------------------------------------------------------------------------------------------------------------
 PHILIPPINES--0.2%
 Philippines (Republic of) Bonds, 9.50%, 10/21/24                                    9,810,000           9,675,113
-------------------------------------------------------------------------------------------------------------------
 Philippines (Republic of) Nts., 10.625%, 3/16/25                                    4,975,000           4,104,375
-------------------------------------------------------------------------------------------------------------------
 Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19                               400,000             319,000
                                                                                                     --------------
                                                                                                        14,098,488

-------------------------------------------------------------------------------------------------------------------
 PORTUGAL--0.4%
 Portugal (Republic of) Obrig Do Tes Medio Prazo Bonds, 5.75%,
 3/23/02 [EUR]                                                                      23,600,000          21,501,117
-------------------------------------------------------------------------------------------------------------------
 RUSSIA--1.2%
 Russian Federation Unsec. Unsub. Nts.:
 8.25%, 3/31/10                                                                      6,486,105           4,913,225
 8.75%, 7/24/05                                                                     28,273,000          26,152,525
 10%, 6/26/07                                                                        2,785,000           2,475,169
-------------------------------------------------------------------------------------------------------------------
 Russian Federation Unsub. Bonds, 8.25%, 3/31/10                                    37,090,000          28,210,654
-------------------------------------------------------------------------------------------------------------------
 Russian Federation Unsub. Nts., 5%, 3/31/30(2,10)                                  20,966,250           9,559,562
                                                                                                     --------------
                                                                                                        71,311,135

-------------------------------------------------------------------------------------------------------------------
 SPAIN--0.3%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
 5.40%, 7/30/11 [EUR]                                                               17,725,000          16,465,001
-------------------------------------------------------------------------------------------------------------------
 THE NETHERLANDS--1.2%
 Netherlands (Government of) Bonds, Series 1, 5.75%, 2/15/07 [EUR]                  77,130,000          74,948,525
-------------------------------------------------------------------------------------------------------------------
 TURKEY--0.3%
 Turkey (Republic of) Bonds, 11.75%, 6/15/10                                         4,535,000           3,956,788
-------------------------------------------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsec. Unsub. Nts., 11.875%, 1/15/30                       2,990,000           2,429,375
-------------------------------------------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09                            10,410,000           9,447,075
                                                                                                     --------------
                                                                                                        15,833,238

-------------------------------------------------------------------------------------------------------------------
 UKRAINE--0.2%
 Ukraine (Republic of) Sr. Unsec. Nts., 11%, 3/15/07                                15,340,550          12,859,216
-------------------------------------------------------------------------------------------------------------------
 VENEZUELA--0.8%
 Venezuela (Republic of) Debs., Series DL, 4.75%, 12/18/07(2)                       61,046,629          48,608,379
                                                                                                     --------------
 Total Foreign Government Obligations (Cost $1,049,013,592)                                          1,043,658,536

                      23 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL  MARKET VALUE
                                                                                        AMOUNT    SEE NOTE 1
===============================================================================================================
 LOAN PARTICIPATIONS--0.5%
 Algeria (Republic of) Trust III Nts., Tranche 3, 0.938%, 3/4/10(1,2) [JPY]        597,320,052   $ 3,453,406
---------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Bank Mandiri Loan, Series 3C, 6.375%, 6/1/03(1,2)                   875,000       835,625
---------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Bank Mandiri Loan, Series 4C, 6.50%, 6/1/04(1,2)                  1,570,000     1,452,250
---------------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
 5.094%, 1/1/09(1,2)                                                                 6,203,572     5,350,581
---------------------------------------------------------------------------------------------------------------
 Shoshone Partners Loan Trust Sr. Nts., 3.696%, 4/28/02 (representing a basket of reference loans and a total return swap between
 Chase Manhattan Bank and the Trust)(1),(2)                                         39,790,000    21,470,524
                                                                                                 --------------
 Total Loan Participations (Cost $51,706,809)                                                     32,562,386

===============================================================================================================
 CORPORATE BONDS AND NOTES--37.9%
---------------------------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.5%
 Alliant Techsystems, Inc., 8.50% Sr. Sub. Nts., 5/15/11(4)                          2,400,000     2,472,000
---------------------------------------------------------------------------------------------------------------
 BE Aerospace, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 5/1/11                                                 6,300,000     4,158,000
 9.50% Sr. Unsec. Sub. Nts., 11/1/08                                                 4,800,000     3,384,000
---------------------------------------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                              10,350,000     5,123,250
---------------------------------------------------------------------------------------------------------------
 GPA Holland BV, 9.75% Sr. Nts., 12/10/01(1)                                         2,000,000     1,880,000
---------------------------------------------------------------------------------------------------------------
 Greater Toronto Airports Authority, 5.40% Debs., 12/3/02 [CAD]                     10,005,000     6,483,268
---------------------------------------------------------------------------------------------------------------
 SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07             10,150,000     7,967,750
                                                                                                 --------------
                                                                                                  31,468,268

---------------------------------------------------------------------------------------------------------------
 CHEMICALS--1.2%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                       7,500,000     7,087,500
---------------------------------------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                          1,700,000       775,625
---------------------------------------------------------------------------------------------------------------
 Equistar Chemicals LP/Equistar Funding Corp., 10.125% Sr. Nts., 9/1/08(4)           5,500,000     5,101,250
---------------------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09                                                5,150,000     4,454,750
 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                                         12,500,000     9,163,919
 Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(9)                             25,140,000     5,405,100
---------------------------------------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                                              1,800,000     1,660,500
 9.875% Sec. Nts., Series B, 5/1/07                                                  9,275,000     8,556,187
 10.875% Sr. Sub. Nts., 5/1/09                                                       3,375,000     2,775,937
---------------------------------------------------------------------------------------------------------------
 Messer Griesheim Holding AG, 10.375% Sr. Nts., 6/1/11(1) [EUR]                      6,000,000     5,109,027
---------------------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                 7,329,000     7,402,290
---------------------------------------------------------------------------------------------------------------
 Noveon, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 2/28/11                           4,500,000     4,432,500
---------------------------------------------------------------------------------------------------------------
 PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07(3)                            4,375,000     1,553,125
---------------------------------------------------------------------------------------------------------------
 Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(3,8)                    5,020,000     1,229,900
---------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07                      5,450,000     2,098,250
---------------------------------------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                                 2,250,000     1,541,250
---------------------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06(3)                                             7,915,000     1,226,825
 12.375% Sr. Sec. Nts., Series B, 7/15/06(3)                                         5,180,000     4,092,200
                                                                                                ---------------
                                                                                                  73,666,135

                     24 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                     PRINCIPAL  MARKET VALUE
                                                                                        AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 CONSUMER NON-DURABLES--0.7%
 AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(11)                          $3,850,000    $1,963,500
---------------------------------------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                           3,700,000     3,552,000
---------------------------------------------------------------------------------------------------------------
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08             4,296,000     4,328,220
---------------------------------------------------------------------------------------------------------------
 Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Nts., 3/1/08                             7,450,000     1,750,750
---------------------------------------------------------------------------------------------------------------
 Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08(1,3,8)        4,550,000            --
---------------------------------------------------------------------------------------------------------------
 Holmes Products Corp.:
 9.875% Sr. Sub. Nts., Series C, 11/15/07                                            2,000,000       470,000
 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                                     6,110,000     1,428,212
---------------------------------------------------------------------------------------------------------------
 Levi Strauss & Co., 11.625% Sr. Unsec. Nts., 1/15/08                                6,300,000     4,630,500
---------------------------------------------------------------------------------------------------------------
 Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08(1)                    3,750,000     3,768,750
---------------------------------------------------------------------------------------------------------------
 Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts., 6/1/11                         3,750,000     3,806,250
---------------------------------------------------------------------------------------------------------------
 PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00(1,3,8)                           4,025,000       332,062
---------------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                9,800,000     7,546,000
---------------------------------------------------------------------------------------------------------------
 Salton, Inc.:
 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                               9,000,000     7,245,000
 12.25% Sr. Sub. Nts., 4/15/08(4)                                                    4,500,000     3,645,000
---------------------------------------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(1,3,8)               6,340,000           634
                                                                                                 --------------
                                                                                                  44,466,878

---------------------------------------------------------------------------------------------------------------
 ENERGY--2.6%
 AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(3,4,8)                          5,000,000       500,000
---------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.:
 8.125% Sr. Unsec. Nts., 4/1/11                                                     16,000,000    15,120,000
 8.50% Sr. Nts., Series B, 3/15/12                                                   2,000,000     1,930,000
---------------------------------------------------------------------------------------------------------------
 Clark Refining & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                    9,200,000     6,440,000
---------------------------------------------------------------------------------------------------------------
 Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                  6,750,000     6,108,750
---------------------------------------------------------------------------------------------------------------
 Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11(4)                                     3,000,000     3,000,000
---------------------------------------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                       9,735,000    10,367,775
---------------------------------------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(1)                5,925,000     4,162,312
---------------------------------------------------------------------------------------------------------------
 Hanover Equipment Trust, 8.50% Sr. Sec. Nts., Trust 2001, Cl. A, 9/1/08(4)          2,800,000     2,821,000
---------------------------------------------------------------------------------------------------------------
 Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08(4)                 11,500,000    10,867,500
---------------------------------------------------------------------------------------------------------------
 Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09                                      7,000,000     7,455,000
---------------------------------------------------------------------------------------------------------------
 Nuevo Energy Co., 9.375% Sr. Unsec. Sub. Nts., Series B, 10/1/10                    1,200,000     1,116,000
---------------------------------------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                  14,250,000    12,504,375
---------------------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                    8,912,000     9,290,760
---------------------------------------------------------------------------------------------------------------
 Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27                                  10,470,000    10,208,250
---------------------------------------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                          9,185,000     9,162,037
---------------------------------------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                  21,325,000    17,593,125
---------------------------------------------------------------------------------------------------------------
 Statia Terminals International NV/Statia Terminals (Canada), Inc.,
 11.75% First Mtg. Nts., Series B, 11/15/03(1)                                       1,775,000     1,846,000

                     25 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL  MARKET VALUE
                                                                                        AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 ENERGY CONTINUED
 Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                   $8,160,000    $8,078,400
---------------------------------------------------------------------------------------------------------------
 Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(11)        22,275,000    19,936,125
                                                                                               ----------------
                                                                                                 158,507,409

---------------------------------------------------------------------------------------------------------------
 FINANCIAL--5.0%
 AMRESCO, Inc.:
 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05(3)                                       6,485,000     2,496,725
 10% Sr. Sub. Nts., Series 97-A, 3/15/04(3)                                          7,050,000     2,714,250
---------------------------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                                              4,167,000     4,521,195
---------------------------------------------------------------------------------------------------------------
 Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/08                                      8,050,000     6,641,250
---------------------------------------------------------------------------------------------------------------
 Development Bank of Japan (The), 1.75% Unsec. Nts., 6/21/10 [JPY]               1,356,000,000    11,886,769
---------------------------------------------------------------------------------------------------------------
 European Investment Bank, 3% Eligible Interest Nts., 9/20/06 [JPY]              1,805,000,000    17,078,788
---------------------------------------------------------------------------------------------------------------
 Finova Group, Inc. (The), 7.50% Nts., 11/15/09                                      6,065,000     2,379,845
---------------------------------------------------------------------------------------------------------------
 Fuji JGB Investment LLC:
 9.87% Non-Cum. Bonds, Series A, 12/31/49                                            3,447,000     3,120,583
 9.87% Non-Cum. Bonds, Series A, 12/31/49(4)                                        40,003,000    36,214,876
---------------------------------------------------------------------------------------------------------------
 Gold Eagle Capital Ltd., 9.32% Sec. Nts., 4/7/02(1,2)                              11,000,000    11,052,800
---------------------------------------------------------------------------------------------------------------
 Hanvit Bank:
 12.75% Unsec. Sub. Nts., 3/1/10(2,4)                                                2,295,000     2,412,141
 12.75% Unsec. Sub. Nts., 3/1/10(2)                                                 10,475,000    11,009,665
---------------------------------------------------------------------------------------------------------------
 IBJ Preferred Capital Co. (The) LLC:
 8.79% Bonds, 12/29/49(2,4)                                                         48,885,000    42,468,502
 8.79% Non-Cum. Bonds, Series A, 12/29/49(2)                                         2,120,000     1,841,735
---------------------------------------------------------------------------------------------------------------
 Inter-American Development Bank, 1.90% Unsec. Bonds, 7/8/09 [JPY]                 217,000,000     1,958,337
---------------------------------------------------------------------------------------------------------------
 IStar Financial, Inc., 8.75% Sr. Unsec. Nts., 8/15/08                               4,000,000     3,870,612
---------------------------------------------------------------------------------------------------------------
 KFW International Finance, Inc., 1.75% Bonds, 3/23/10 [JPY]                       123,000,000     1,093,196
---------------------------------------------------------------------------------------------------------------
 Korea Exchange Bank:
 13.75% Unsec. Sub. Bonds, 6/30/10(2)                                               10,770,000    11,321,962
 13.75% Unsec. Unsub. Bonds, 6/30/10(2,4)                                              585,000       610,392
---------------------------------------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07                             5,900,000     6,578,500
---------------------------------------------------------------------------------------------------------------
 Local Financial Corp., 11% Sr. Nts., 9/8/04(1)                                     10,000,000    10,050,000
---------------------------------------------------------------------------------------------------------------
 Mexican Williams Sr. Nts., 4.81%, 11/15/08(1,2)                                     1,500,000     1,485,000
---------------------------------------------------------------------------------------------------------------
 Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27(1)                              5,350,000     4,360,250
---------------------------------------------------------------------------------------------------------------
 Ocwen Financial Corp., 11.875% Nts., 10/1/03                                        9,275,000     8,904,000
---------------------------------------------------------------------------------------------------------------
 Oesterreichische Kontrollbank AG, 1.80% Unsec. Nts., 3/22/10 [JPY]                 94,000,000       838,607
---------------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(1,3,8)                4,970,000        99,400
---------------------------------------------------------------------------------------------------------------
 Parametric RE Ltd., 8.323% Nts., 11/19/07(2,4)                                      2,400,000     2,425,296
---------------------------------------------------------------------------------------------------------------
 Pemex Project Funding Master Trust:
 9.125% Unsec. Unsub. Medium-Term Nts., 10/13/10                                    15,840,000    16,117,200
 9.125% Unsec. Unsub. Medium-Term Nts., 10/13/10(4)                                 11,595,000    11,797,912
---------------------------------------------------------------------------------------------------------------
 Resolution Funding Corp. Federal Book Entry Principal Strips,
 6.23%, 1/15/21(9)                                                                 110,000,000    33,044,110

                     26 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                       PRINCIPAL  MARKET VALUE
                                                                                          AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 FINANCIAL Continued
 Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08(1)  $17,590,000  $ 17,238,200
---------------------------------------------------------------------------------------------------------------
 SBS Agro Finance BV, 10.25% Bonds, 7/21/01(1,3,8)                                    14,961,000       673,245
---------------------------------------------------------------------------------------------------------------
 Sovereign Bancorp, Inc., 10.50% Sr. Unsec. Nts., 11/15/06                             1,000,000     1,080,000
---------------------------------------------------------------------------------------------------------------
 Tokai Preferred Capital Co. LLC, 9.98% Non-Cum. Bonds, Series A, 12/29/49(4)         14,355,000    13,315,913
                                                                                                  -------------
                                                                                                   302,701,256

---------------------------------------------------------------------------------------------------------------
 FOOD & DRUG--0.5%
 Family Restaurants, Inc.:
 9.75% Sr. Nts., 2/1/02(1,3,8)                                                        21,100,000     1,160,500
 10.875% Sr. Sub. Disc. Nts., 2/1/04(1,3,8)                                            4,800,000       168,000
---------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc.:
 10.125% Sr. Unsec. Nts., 4/1/08                                                       6,500,000     6,662,500
 10.625% Sr. Sub. Nts., Series B, 7/31/07                                             12,600,000    12,537,000
---------------------------------------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                    3,450,000     3,363,750
---------------------------------------------------------------------------------------------------------------
 Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                3,225,000     3,366,900
                                                                                                  -------------
                                                                                                    27,258,650

---------------------------------------------------------------------------------------------------------------
 FOOD/TOBACCO--0.8%
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                             2,750,000     2,200,000
---------------------------------------------------------------------------------------------------------------
 Canandaigua Brands, Inc., 8.50% Sr. Unsec. Sub. Nts., 3/1/09                          1,500,000     1,522,500
---------------------------------------------------------------------------------------------------------------
 Chiquita Brands International, Inc., 10% Sr. Nts., 6/15/09(3)                         1,975,000     1,372,625
---------------------------------------------------------------------------------------------------------------
 Del Monte Corp., 9.25% Sr. Sub. Nts., 5/15/11(4)                                      2,500,000     2,562,500
---------------------------------------------------------------------------------------------------------------
 Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07(1)                            2,697,000     2,171,085
---------------------------------------------------------------------------------------------------------------
 New World Pasta Co., 9.25% Sr. Nts., 2/15/09(1)                                       1,000,000       765,000
---------------------------------------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                           7,860,000     5,698,500
---------------------------------------------------------------------------------------------------------------
 SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08                          2,800,000     2,737,000
---------------------------------------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07(1)            12,550,000     9,475,250
---------------------------------------------------------------------------------------------------------------
 United Biscuits Finance plc, 10.75% Sr. Sub. Nts., 4/15/11(4) [GBP]                   4,000,000     6,187,437
---------------------------------------------------------------------------------------------------------------
 Winn-Dixie Stores, Inc., 8.875% Sr. Nts., 4/1/08                                     11,000,000    10,560,000
                                                                                                 --------------
                                                                                                    45,251,897

---------------------------------------------------------------------------------------------------------------
 FOREST PRODUCTS/CONTAINERS--1.4%
 Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(12)                                  1,950,000     1,589,250
---------------------------------------------------------------------------------------------------------------
 American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(1,3,8)                3,462,000        69,240
---------------------------------------------------------------------------------------------------------------
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                                                         2,300,000     2,311,500
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                    3,300,000     3,316,500
---------------------------------------------------------------------------------------------------------------
 Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(1,3)                      5,875,000     2,261,875
---------------------------------------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                       15,250,000     4,803,750
---------------------------------------------------------------------------------------------------------------
 Domtar, Inc., 10.85% Debs., 8/5/17 [CAD]                                              1,700,000     1,298,896
---------------------------------------------------------------------------------------------------------------
 Gaylord Container Corp., 9.75% Sr. Unsec. Nts., Series B, 6/15/07                     5,600,000     4,228,000
---------------------------------------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                       4,800,000     5,088,000
---------------------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc., 9% First Priority Sr. Sec. Nts., 6/1/04                    3,775,000     4,020,375

                     27 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------

                                                                                       PRINCIPAL  MARKET VALUE
                                                                                          AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 FOREST PRODUCTS/CONTAINERS Continued
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                                                     $10,640,000   $10,799,600
 10.875% Sr. Sub. Nts., 4/1/08                                                         8,280,000     7,493,400
---------------------------------------------------------------------------------------------------------------
 Scotia Pacific Co. LLC, 7.71% Sec. Nts., Series B, Cl. A-3, 1/20/14                   5,000,000     4,024,200
---------------------------------------------------------------------------------------------------------------
 SD Warren Co., 14% Unsec. Nts., 12/15/06(12)                                         16,327,710    17,674,746
---------------------------------------------------------------------------------------------------------------
 Stone Container Corp.:
 9.25% Sr. Unsec. Nts., 2/1/08                                                         4,500,000     4,556,250
 9.75% Sr. Unsec. Nts., 2/1/11                                                         7,500,000     7,612,500
---------------------------------------------------------------------------------------------------------------
 Tembec Finance Corp., 9.875% Sr. Nts., 9/30/05                                        1,000,000     1,030,000
---------------------------------------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                    4,725,000     3,567,375
                                                                                                  -------------
                                                                                                    85,745,457

---------------------------------------------------------------------------------------------------------------
 GAMING/LEISURE--2.6%
 Aztar Corp., 9% Sr. Sub. Nts., 8/15/11(4)                                             5,000,000     4,850,000
---------------------------------------------------------------------------------------------------------------
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(1,3,8)              33,500            --
---------------------------------------------------------------------------------------------------------------
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                      10,475,000     8,013,375
---------------------------------------------------------------------------------------------------------------
 Choctaw Resort Development Enterprise, 9.25% Sr. Nts., 4/1/09(4)                      3,000,000     2,985,000
---------------------------------------------------------------------------------------------------------------
 Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                       3,000,000     2,895,000
---------------------------------------------------------------------------------------------------------------
 Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11(4)                                          4,300,000     3,891,500
---------------------------------------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                        6,800,000     6,800,000
---------------------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                               5,225,000     4,493,500
---------------------------------------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                                  6,000,000     6,090,000
---------------------------------------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                   5,250,000     4,436,250
---------------------------------------------------------------------------------------------------------------
 Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                  13,350,000    13,817,250
---------------------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                             11,875,000    10,628,125
---------------------------------------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., 8.75% Sr. Unsec. Nts., 4/15/09                           2,900,000     2,595,500
---------------------------------------------------------------------------------------------------------------
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06(1)                                       7,100,000     6,922,500
---------------------------------------------------------------------------------------------------------------
 Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07                  7,000,000     6,475,000
---------------------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                                                   8,000,000     6,120,000
 9% Sr. Nts., 1/15/08(4)                                                               3,800,000     3,097,000
 9.125% Sr. Nts., 1/15/11(4)                                                           2,000,000     1,590,000
---------------------------------------------------------------------------------------------------------------
 MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                                 5,500,000     4,977,500
---------------------------------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority:
 8.125% Sr. Nts., 1/1/06                                                               3,150,000     3,181,500
 8.375% Sr. Sub. Nts., 7/1/11(4)                                                       1,000,000     1,010,000
 8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                   12,050,000    12,230,750
---------------------------------------------------------------------------------------------------------------
 Penn National Gaming, Inc., 11.125% Sr. Unsec. Sub. Nts., 3/1/08                      8,500,000     8,606,250
---------------------------------------------------------------------------------------------------------------
 Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,3,8)                                    10,800,000            --
---------------------------------------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(11)                                                     6,350,000     4,937,125
 9.25% Sr. Nts., 4/1/06                                                                5,355,000     5,033,700
 9.75% Sr. Nts., 6/15/07                                                               6,050,000     5,747,500
---------------------------------------------------------------------------------------------------------------
 Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                                5,720,000     5,491,200

                     28 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                     PRINCIPAL   MARKET VALUE
                                                                                        AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 GAMING/LEISURE CONTINUED
 Station Casinos, Inc.:
 8.875% Sr. Unsec. Sub. Nts., 12/1/08                                             $ 4,500,000     $ 3,937,500
 9.875% Sr. Unsec. Sub. Nts., 7/1/10                                                1,700,000       1,547,000
---------------------------------------------------------------------------------------------------------------
 Venetian Casino Resort LLC/Las Vegas Sands, Inc., 12.25% Mtg. Nts., 11/15/04       2,800,000       2,506,000
                                                                                                  -------------
                                                                                                  154,906,025

---------------------------------------------------------------------------------------------------------------
 HEALTHCARE--1.1%
 Alliance Imaging, Inc., 10.375% Sr. Unsec. Sub. Nts., 4/15/11                      1,000,000       1,037,000
---------------------------------------------------------------------------------------------------------------
 Charles River Laboratories International, Inc., 13.50% Sr. Sub. Nts.,
 Series B, 10/1/09                                                                  3,867,500       4,544,312
---------------------------------------------------------------------------------------------------------------
 DaVita, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 4/15/11                        2,000,000       2,070,000
---------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                       3,550,000       3,523,375
---------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust III, 7.375% Nts., 2/1/08 [DEM]                1,700,000         777,487
---------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts., 6/15/11(4)   7,500,000       7,462,500
---------------------------------------------------------------------------------------------------------------
 ICN Pharmaceuticals, Inc.:
 8.75% Sr. Nts., 11/15/08(4)                                                        4,100,000       4,699,625
 9.75% Sr. Nts., 11/15/08(4)                                                        5,500,000       6,304,320
---------------------------------------------------------------------------------------------------------------
 Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series B, 11/1/07(1)            975,000         921,375
---------------------------------------------------------------------------------------------------------------
 King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09(1)                3,480,000       3,836,700
---------------------------------------------------------------------------------------------------------------
 Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                         10,250,000       9,481,250
---------------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                                     2,000,000       2,145,000
 8.625% Sr. Sub. Nts., 1/15/07                                                      3,550,000       3,736,375
 9.25% Sr. Nts., 9/1/10                                                             3,500,000       4,147,500
---------------------------------------------------------------------------------------------------------------
 Triad Hospitals, Inc., 8.75% Sr. Unsec. Nts., Series B, 5/1/09                     9,000,000       9,270,000
---------------------------------------------------------------------------------------------------------------
 VanGuard Health Systems, Inc., 9.75% Sr. Sub. Nts., 8/1/11(4)                        550,000         563,750
                                                                                                 --------------
                                                                                                   64,520,569

---------------------------------------------------------------------------------------------------------------
 HOUSING--1.0%
 Blum CB Corp., 11.25% Sr. Unsec. Sub. Nts., 6/15/11(4)                             5,800,000       5,249,000
---------------------------------------------------------------------------------------------------------------
 D.R. Horton, Inc.:
 7.875% Sr. Nts., 8/15/11                                                           5,000,000       4,562,500
 8% Sr. Nts., 2/1/09                                                                1,820,000       1,701,700
 9.375% Sr. Unsec. Sub. Nts., 3/15/11                                               3,500,000       3,272,500
 9.75% Sr. Sub. Nts., 9/15/10                                                       5,075,000       4,948,125
---------------------------------------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                               8,000,000       8,440,000
---------------------------------------------------------------------------------------------------------------
 Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09                      4,300,000       1,569,500
---------------------------------------------------------------------------------------------------------------
 KB Home:
 7.75% Sr. Nts., 10/15/04                                                           9,550,000       9,120,250
 9.50% Sr. Unsec. Sub. Nts., 2/15/11                                                5,500,000       5,225,000
---------------------------------------------------------------------------------------------------------------
 Lennar Corp., 9.95% Sr. Unsec. Nts., Series B, 5/1/10                              3,900,000       4,056,000
---------------------------------------------------------------------------------------------------------------
 Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07                                           8,250,000       7,590,000
 9.25% Sr. Nts., Series B, 3/15/07                                                  3,640,000       3,385,200
 9.875% Sr. Unsec. Sub. Nts., 6/15/11                                               4,000,000       3,480,000
                                                                                                 --------------
                                                                                                   62,599,775

                     29 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL   MARKET VALUE
                                                                                        AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--1.1%
 Amkor Technology, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                                                     $ 3,400,000    $ 2,771,000
 9.25% Sr. Unsec. Sub. Nts., 2/15/08                                                 5,900,000      4,720,000
 10.50% Sr. Unsec. Sub. Nts., 5/1/09                                                 3,500,000      2,730,000
---------------------------------------------------------------------------------------------------------------
 ASAT Finance LLC, 12.50% Sr. Unsec. Nts., 11/1/06                                   1,430,000      1,008,150
---------------------------------------------------------------------------------------------------------------
 Cherokee International LLC, 10.50% Sr. Unsec. Sub. Nts., Series B, 5/1/09           6,400,000      3,648,000
---------------------------------------------------------------------------------------------------------------
 Chippac International Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09           4,000,000      3,160,000
---------------------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05(1)    12,553,000      5,586,085
---------------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                          6,345,000      5,932,575
---------------------------------------------------------------------------------------------------------------
 Fairchild Semiconductor Corp.:
 10.375% Sr. Unsec. Nts., 10/1/07                                                   10,500,000     10,053,750
 10.50% Sr. Unsec. Sub. Nts., 2/1/09                                                 2,075,000      2,012,750
---------------------------------------------------------------------------------------------------------------
 Fisher Scientific International, Inc.:
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                     8,760,000      8,738,100
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                     1,875,000      1,870,313
---------------------------------------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr. Unsec. Sub. Nts., 7/1/10                 4,250,000      4,207,500
---------------------------------------------------------------------------------------------------------------
 Micron Technology, Inc., 6.50% Sub. Nts., 9/30/05                                  14,000,000     11,340,000
---------------------------------------------------------------------------------------------------------------
 Seagate Technology International, Inc.,
 12.50% Sr. Unsec. Sub. Nts., 11/15/07(4)                                            1,000,000      1,000,000
                                                                                                 --------------
                                                                                                   68,778,223

---------------------------------------------------------------------------------------------------------------
 MANUFACTURING--1.1%
 Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                                            3,050,000      3,065,250
---------------------------------------------------------------------------------------------------------------
 Agco Corp., 9.50% Sr. Unsec. Nts., 5/1/08(4)                                       10,200,000      9,996,000
---------------------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                             4,450,000      1,974,688
---------------------------------------------------------------------------------------------------------------
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(1,3)                             3,475,000        295,375
---------------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                  1,050,000        577,500
---------------------------------------------------------------------------------------------------------------
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(1,3)                              11,350,000        510,750
---------------------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07(1)               5,800,000      3,799,000
---------------------------------------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(1)                                       10,550,000      1,635,250
---------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 13% Unsec. Sub. Nts., 2/1/08(1)             1,586,000        317,200
---------------------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05              7,835,000      7,090,675
---------------------------------------------------------------------------------------------------------------
 Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                  7,750,000      5,851,250
---------------------------------------------------------------------------------------------------------------
 Louisiana-Pacific Corp., 10.875% Sr. Sub. Nts., 11/15/08                            3,500,000      3,237,500
---------------------------------------------------------------------------------------------------------------
 Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08(1)                       2,600,000        481,000
---------------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07       10,400,000      8,892,000
---------------------------------------------------------------------------------------------------------------
 Terex Corp.:
 8.875% Sr. Unsec. Sub. Nts., 4/1/08                                                 1,400,000      1,281,000
 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                       5,100,000      4,666,500
 10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11                                     10,000,000      9,650,000
---------------------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03                                  5,000,000      4,700,000
                                                                                               ----------------
                                                                                                   68,020,938

                     30 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                     PRINCIPAL   MARKET VALUE
                                                                                        AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: BROADCASTING--1.0%
 Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08             $ 2,375,000    $ 2,363,125
---------------------------------------------------------------------------------------------------------------
 AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06(1,12)              1,393,500      1,511,948
---------------------------------------------------------------------------------------------------------------
 Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07               6,000,000      6,270,000
---------------------------------------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                           3,600,000      3,420,000
---------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp.:
 0%/12.50% Sr. Unsec. Disc. Nts., 3/15/11(11)                                       16,000,000      8,560,000
 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09                                      7,225,000      6,502,500
---------------------------------------------------------------------------------------------------------------
 Radio One, Inc., 8.875% Sr. Sub. Nts., 7/1/11(4)                                    2,500,000      2,475,000
---------------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 8.75% Sr. Sub. Nts., 12/15/07                                                       4,325,000      3,827,625
 9% Sr. Unsec. Sub. Nts., 7/15/07                                                    7,450,000      6,742,250
---------------------------------------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09                   11,400,000     10,089,000
---------------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                             7,625,000      6,290,625
                                                                                                  -------------
                                                                                                   58,052,073

---------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO--3.5%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09                                                      1,400,000      1,141,000
 8.125% Sr. Nts., Series B, 7/15/03                                                  3,750,000      3,543,750
 8.375% Sr. Nts., Series B, 2/1/08                                                   5,150,000      4,248,750
 9.25% Sr. Nts., 10/1/02(13)                                                         7,175,000      6,905,938
 9.375% Sr. Nts., 11/15/09                                                           3,300,000      2,838,000
 9.875% Sr. Nts., Series B, 3/1/07                                                   2,000,000      1,775,000
 10.25% Sr. Unsec. Sub. Nts., 6/15/11                                                9,750,000      8,531,250
 10.50% Sr. Unsec. Nts., Series B, 7/15/04                                           6,290,000      6,022,675
 10.875% Sr. Unsec. Nts., 10/1/10                                                    7,665,000      6,860,175
---------------------------------------------------------------------------------------------------------------
 Callahan Nordrhein-Westfalen GmbH, 14.125% Sr. Nts., 7/15/11 [EUR]                  5,200,000      2,628,280
---------------------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter Communications
 Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(11,13)                                      30,750,000     19,910,625
 8.25% Sr. Unsec. Nts., 4/1/07                                                       2,650,000      2,385,000
 10% Sr. Nts., 4/1/09                                                                1,150,000      1,112,625
 10% Sr. Nts., 5/15/11(4)                                                            4,500,000      4,320,000
 10.75% Sr. Unsec. Nts., 10/1/09                                                     6,300,000      6,300,000
 11.125% Sr. Unsec. Nts., 1/15/11                                                    8,000,000      8,140,000
---------------------------------------------------------------------------------------------------------------
 Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10(3)                                2,725,000      1,021,875
---------------------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                       2,050,000      1,260,750
---------------------------------------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07                         23,900,000     24,258,500
---------------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                 16,455,000     16,167,038
---------------------------------------------------------------------------------------------------------------
 EchoStar II Sinking Fund, 8.25% Bonds, 11/9/01(1)                                     356,625        356,625
---------------------------------------------------------------------------------------------------------------
 Insight Communications Co., Inc., 0%/12.25% Sr. Disc. Nts., 2/15/11(11)             5,500,000      2,942,500
---------------------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                   4,000,000      4,140,000
---------------------------------------------------------------------------------------------------------------
 Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Nts., 1/15/13(4)                     8,000,000      7,980,000
---------------------------------------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/9.75% Sr. Unsec. Nts., Series B, 4/15/09(11) [GBP]                              39,800,000     15,500,926
 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(11)                                   5,200,000      1,742,000
 9.875% Sr. Unsec. Nts., Series B, 11/15/09 [EUR]                                   10,450,000      4,306,359

                     31 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS CONTINUED
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL   MARKET VALUE
                                                                                        AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: CABLE/WIRELESS VIDEO Continued
 NTL, Inc.:
 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(11) [GBP]                        7,590,000   $  3,569,607
 10% Sr. Nts., Series B, 2/15/07                                                     3,350,000      1,608,000
---------------------------------------------------------------------------------------------------------------
 Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07               4,350,000      4,611,000
---------------------------------------------------------------------------------------------------------------
 Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07 [CAD]                         20,000,000     12,312,464
---------------------------------------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(11)                                               15,550,000      5,559,125
 0%/9.875% Sr. Disc. Nts., 4/15/09(11) [GBP]                                        12,000,000      5,996,376
---------------------------------------------------------------------------------------------------------------
 United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
 Series B, 2/15/08(11)                                                              16,095,000      3,943,275
---------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(11)                             8,700,000        565,500
 0%/13.75% Sr. Unsec. Disc. Nts., Series B, 2/1/10(11)                              19,800,000      1,188,000
 10.875% Sr. Nts., 8/1/09 [EUR]                                                     13,250,000      1,297,178
 10.875% Sr. Unsec. Nts., Series B, 11/1/07                                          1,000,000        140,000
 10.875% Sr. Unsec. Nts., Series B, 8/1/09                                           2,250,000        326,250
 11.25% Sr. Nts., Series B, 11/1/09 [EUR]                                            9,500,000        930,052
 11.25% Sr. Unsec. Nts., Series B, 2/1/10                                            3,000,000        435,000
 11.50% Sr. Unsec. Nts., Series B, 2/1/10                                            1,000,000        140,000
                                                                                                 --------------
                                                                                                  208,961,468

---------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: DIVERSIFIED MEDIA--1.0%
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                        10,850,000      9,493,750
---------------------------------------------------------------------------------------------------------------
 Carmike Cinemas, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 2/1/09(3,8)             1,000,000        675,000
---------------------------------------------------------------------------------------------------------------
 GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(4)                                      682,454        712,278
---------------------------------------------------------------------------------------------------------------
 IPC Magazines Group plc:
 0%/10.75% Bonds, 3/15/08(11) [GBP]                                                  3,000,000      4,254,782
 9.625% Bonds, 3/15/08(1) [GBP]                                                      9,475,000     15,387,575
---------------------------------------------------------------------------------------------------------------
 Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11                                7,000,000      4,795,000
---------------------------------------------------------------------------------------------------------------
 Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07                                4,475,000      4,430,250
---------------------------------------------------------------------------------------------------------------
 Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                   4,725,000      3,472,875
---------------------------------------------------------------------------------------------------------------
 Penton Media, Inc., 10.375% Sr. Sub. Nts., 6/15/11(4)                               8,050,000      4,870,250
---------------------------------------------------------------------------------------------------------------
 Sun Media Corp., 9.50% Sr. Sub. Nts., 5/15/07                                         578,000        557,770
---------------------------------------------------------------------------------------------------------------
 Time Warner, Inc., 9.125% Debs., 1/15/13                                            2,000,000      2,362,414
---------------------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                        2,500,000      2,539,018
---------------------------------------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09                                                      8,500,000      8,202,500
---------------------------------------------------------------------------------------------------------------
 Ziff Davis Media, Inc., 12% Sr. Sub. Nts., 7/15/10                                  2,000,000        630,000
                                                                                                ---------------
                                                                                                   62,383,462

---------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--2.5%
 360networks, Inc.:
 13% Sr. Unsec. Nts., 5/1/08(1,3) [EUR]                                              1,900,000            519
 13% Sr. Unsec. Nts., 5/1/08(1,3)                                                    1,100,000          8,250
---------------------------------------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                       2,490,000        610,050

                     32 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                     PRINCIPAL   MARKET VALUE
                                                                                        AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS Continued
 Allegiance Telecom, Inc., 0%/11.75% Sr. Unsec. Disc. Nts.,
 Series B, 2/15/08(11)                                                             $16,300,000    $ 6,112,500
---------------------------------------------------------------------------------------------------------------
 COLO.com, Inc., 13.875% Sr. Nts., 3/15/10(1,3,8)                                    6,350,000      1,047,750
---------------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc:
 0%/12% Sr. Unsec. Disc. Nts., 12/15/06(11)                                         17,190,000     12,118,950
 7.625% Bonds, 7/31/08 [DEM]                                                         7,300,000      1,631,580
 10.125% Sr. Nts., 11/30/07 [GBP]                                                    1,000,000        764,244
---------------------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 11.20% Sr. Unsec. Disc. Debs., 11/15/07              6,260,000      4,350,700
---------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                          4,085,000        837,425
---------------------------------------------------------------------------------------------------------------
 Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(3,8,11)         8,150,000      1,018,750
---------------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc, 11.75% Sr. Disc. Nts., 12/15/05                  27,875,000     11,568,125
---------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp., 10.875% Sr. Unsec. Nts., 7/1/10                        1,000,000      1,027,500
---------------------------------------------------------------------------------------------------------------
 Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(1)                                      8,100,000      2,875,500
---------------------------------------------------------------------------------------------------------------
 ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09 [EUR]               2,500,000      2,785,490
---------------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 10.75% Sr. Nts., 12/15/09(3,8) [EUR]                                                2,500,000        267,518
 10.75% Sr. Unsec. Sub. Nts., 12/15/09(3)                                            8,500,000        988,125
 11.25% Sr. Nts., 7/1/08(3)                                                          1,910,000        217,263
---------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(1,11)               5,700,000        313,500
---------------------------------------------------------------------------------------------------------------
 FLAG Telecom Holdings Ltd.:
 11.625% Sr. Nts., 3/30/10 [EUR]                                                     2,375,000        757,019
 11.625% Sr. Unsec. Nts., 3/30/10                                                    1,000,000        365,000
---------------------------------------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(11)                                       3,550,000        443,750
 11.875% Sr. Unsec. Nts., Series B, 1/15/10                                          2,850,000        584,250
---------------------------------------------------------------------------------------------------------------
 Global Crossing Holdings Ltd.:
 8.70% Sr. Unsec. Nts., 8/1/07                                                       4,350,000      1,848,750
 9.625% Sr. Unsec. Nts., 5/15/08                                                     1,275,000        554,625
---------------------------------------------------------------------------------------------------------------
 Global TeleSystems, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(3) [EUR]                 7,200,000        983,556
---------------------------------------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10                                        5,400,000        999,000
---------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(11)                                      9,980,000      8,632,700
 8.875% Sr. Nts., 11/1/07                                                            6,000,000      6,300,000
---------------------------------------------------------------------------------------------------------------
 Jazztel plc, 13.25% Sr. Unsec. Nts., 12/15/09 [EUR]                                 7,400,000      2,156,538
---------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(11)           30,941,000      1,237,640
---------------------------------------------------------------------------------------------------------------
 KPNQwest BV, 8.875% Sr. Nts., 2/1/08(1) [EUR]                                       5,750,000      2,670,628
---------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(11)                                              15,375,000      4,074,375
 0%/12.875% Sr. Unsec. Disc. Nts., 3/15/10(11)                                       1,700,000        348,500
 9.125% Sr. Unsec. Nts., 5/1/08                                                      4,750,000      2,006,875
 11% Sr. Unsec. Nts., 3/15/08                                                        1,150,000        517,500
 11.25% Sr. Unsec. Nts., 3/15/10                                                     4,600,000      2,001,000
---------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc.:
 8.125% Sr. Unsec. Nts., 2/15/09                                                     3,000,000        757,500
 8.375% Sr. Nts., 3/15/08                                                            5,000,000      1,275,000
 11.375% Sr. Nts., 1/1/09                                                            4,500,000      1,327,500

                     33 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                               PRINCIPAL       MARKET VALUE
                                                                                  AMOUNT         SEE NOTE 1
=============================================================================================================
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS Continued
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09                                                     $  6,350,000       $    793,750
 10% Sr. Unsec. Nts., Series B, 11/15/08                                      10,650,000          1,331,250
-------------------------------------------------------------------------------------------------------------
 Metromedia International Group, Inc., 10.50% Sr. Unsec
 Disc. Nts., 9/30/07(1,2)                                                     29,660,389         10,529,438
-------------------------------------------------------------------------------------------------------------
 MGC Communications, Inc./Mpower Holding Corp.,
 13% Sr. Unsec. Nts., 4/1/10                                                   5,650,000          1,497,250
-------------------------------------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(3,8)             6,400,000          1,184,000
-------------------------------------------------------------------------------------------------------------
 Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)                                        8,000,000          5,960,000
-------------------------------------------------------------------------------------------------------------
 NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(11)            3,550,000          1,144,875
-------------------------------------------------------------------------------------------------------------
 OpTel, Inc., 13% Sr. Nts., Series B, 2/15/05(1,3,8)                           5,675,000          2,298,375
-------------------------------------------------------------------------------------------------------------
 PSINet, Inc., 10.50% Sr. Unsec. Nts., 12/1/06(3)EUR]                          8,150,000            426,777
-------------------------------------------------------------------------------------------------------------
 RCN Corp.:
 0%/9.80% Sr. Disc. Nts., Series B, 2/15/08(11)                                  823,000            176,945
 10.125% Sr. Unsec. Nts., 1/15/10                                              3,392,000          1,170,240
-------------------------------------------------------------------------------------------------------------
 Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., Series B, 2/15/10(3)       9,000,000            495,000
-------------------------------------------------------------------------------------------------------------
 RSL Communications plc:
 0%/10.125% Sr. Disc. Nts., 3/1/08(3,8,11)                                     5,425,000            189,875
 10.50% Sr. Unsec. Nts., 11/5/08(1,3,8)                                        4,350,000            174,000
-------------------------------------------------------------------------------------------------------------
 Shaw Communications, Inc., 8.54% Debs., 9/30/27 [CAD]                        14,580,000          8,755,476
-------------------------------------------------------------------------------------------------------------
 Tele1 Europe BV:
 11.875% Sr. Nts., 12/1/09 [EUR]                                               4,125,000            638,628
 13% Sr. Unsec. Nts., 5/15/09 [EUR]                                            5,000,000            956,235
-------------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 11% Sr. Disc. Debs., 10/1/07                    10,975,000          7,024,000
-------------------------------------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07(1,3)                                 4,835,000             24,175
-------------------------------------------------------------------------------------------------------------
 Time Warner Telecom LLC/Time Warner Telecom, Inc.,
 9.75% Sr. Nts., 7/15/08                                                       3,350,000          2,127,250
-------------------------------------------------------------------------------------------------------------
 Time Warner Telecom, Inc., 10.125% Sr. Unsec. Sub. Nts., 2/1/11               4,500,000          2,947,500
-------------------------------------------------------------------------------------------------------------
 Versatel Telecom International NV:
 11.25% Sr. Nts., 3/30/10 [EUR]                                                2,000,000            409,815
 11.875% Sr. Nts., 7/15/09 [EUR]                                               3,500,000            749,051
-------------------------------------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(3)                                9,480,000             71,100
-------------------------------------------------------------------------------------------------------------
 Williams Communications Group, Inc.:
 10.875% Sr. Unsec. Nts., 10/1/09                                                300,000            126,000
 11.875% Sr. Unsec. Nts., 8/1/10                                               8,400,000          3,528,000
-------------------------------------------------------------------------------------------------------------
 XO Communications, Inc.:
 0%/9.45% Sr. Disc. Unsec. Nts., 4/15/08(11)                                   2,750,000            261,250
 0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(11)                                   1,400,000            119,000
 9% Sr. Unsec. Nts., 3/15/08                                                   8,150,000          1,426,250
 9.625% Sr. Nts., 10/1/07                                                     12,135,000          2,244,975
 10.75% Sr. Unsec. Nts., 11/15/08                                              5,200,000          1,014,000
                                                                                               --------------
                                                                                                148,179,925

=============================================================================================================
 MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS--4.3%
 Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts., 2/1/11                        5,300,000          4,743,500
-------------------------------------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09                        6,000,000          5,610,000


                            34 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                 PRINCIPAL      MARKET VALUE
                                                                                    AMOUNT        SEE NOTE 1
==============================================================================================================
 MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS Continued
 American Tower Corp., 9.375% Sr. Nts., 2/1/09                                $ 16,100,000      $ 13,564,250
--------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(1,3,11)      21,148,000            26,435
--------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(11)                                         12,100,000         7,018,000
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(11)                                 14,510,000        11,317,800
 9% Sr. Nts., 5/15/11                                                            1,700,000         1,419,500
 9.375% Sr. Nts., 8/1/11                                                         2,000,000         1,700,000
--------------------------------------------------------------------------------------------------------------
 Horizon PCS, Inc., 0%/14% Sr. Unsec. Sub. Nts., 10/1/10(11)                    11,000,000         4,455,000
--------------------------------------------------------------------------------------------------------------
 IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(11)                           6,600,000         3,333,000
--------------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/10                     6,700,000         4,388,500
--------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                      4,875,000         2,998,125
--------------------------------------------------------------------------------------------------------------
 Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07(1,3)                            7,470,000           261,450
--------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(1,11) [CAD]                      11,545,000         2,795,444
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(11)                                        9,000,000         2,655,000
 0%/14% Sr. Disc. Nts., Series B, 6/1/06(11)                                     2,100,000         1,039,500
--------------------------------------------------------------------------------------------------------------
 Millicom International Cellular SA, 13.50% Sr. Disc. Nts., 6/1/06               8,715,000         5,621,175
--------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(11)                                           1,700,000           990,250
 0%/9.95% Sr. Disc. Nts., 2/15/08(11)                                           16,380,000         8,722,350
 0%/10.65% Sr. Disc. Nts., 9/15/07(11)                                           2,265,000         1,364,663
--------------------------------------------------------------------------------------------------------------
 Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10                             2,200,000         1,457,500
--------------------------------------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(4)                                   14,950,000        17,192,500
--------------------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp.,
 14% Sr. Nts., 8/15/04(1,3,8)                                                   15,930,000           278,775
--------------------------------------------------------------------------------------------------------------
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(1,11)           11,975,000         3,891,875
--------------------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(11)              6,100,000         2,409,500
--------------------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 9.125% Sr. Sec. Nts., Series B, 12/15/06                                        5,125,000         5,253,125
 11.75% Sr. Sub. Nts., 7/15/07                                                   8,615,000         9,002,675
--------------------------------------------------------------------------------------------------------------
 Real Time Data Co., 13% Disc. Nts., 5/31/09(1,12)                               8,836,185         9,328,537
--------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                   6,400,000         6,240,000
--------------------------------------------------------------------------------------------------------------
 SBA Communications Corp.:
 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(11)                                       28,875,000        20,356,875
 10.25% Sr. Unsec. Nts., 2/1/09                                                 16,500,000        13,282,500
--------------------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(11)                                    5,350,000         1,578,250
 0%/12% Sr. Disc. Nts., 7/15/08(11)                                             10,410,000         4,111,950
 0%/12.875% Sr. Unsec. Disc. Nts., Series B, 3/15/10(11)                           400,000           106,000
--------------------------------------------------------------------------------------------------------------
 Sprint Spectrum LP/Sprint Spectrum Finance Corp.,
 12.50% Sr. Disc. Nts., 8/15/06                                                    375,289           418,252
--------------------------------------------------------------------------------------------------------------
 TeleCorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(11)                              3,650,000         2,135,250
 10.625% Sr. Unsec. Sub. Nts., 7/15/10                                           6,400,000         5,664,000
--------------------------------------------------------------------------------------------------------------
 Tritel PCS, Inc.:
 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(11)                               4,600,000         2,576,000
 10.375% Sr. Sub. Nts., 1/15/11                                                  7,000,000         5,985,000


                            35 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                      PRINCIPAL       MARKET VALUE
                                                                                         AMOUNT         SEE NOTE 1
====================================================================================================================
 MEDIA/ENTERTAINMENT: WIRELESS COMMUNICATIONS Continued
 Triton PCS, Inc.:
 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(11)                                     $  4,150,000       $  3,496,375
 9.375% Sr. Unsec. Sub. Nts., 2/1/11                                                  4,350,000          4,273,875
--------------------------------------------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09(11)      15,700,000          8,242,500
--------------------------------------------------------------------------------------------------------------------
 USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04(1,3)                       5,885,000            353,100
--------------------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                       40,831,000         46,139,030
                                                                                                      --------------
                                                                                                       257,797,386

====================================================================================================================
 METALS/MINERALS--1.0%
 AK Steel Corp., 7.875% Sr. Unsec. Nts., 2/15/09                                      6,125,000          5,757,500
--------------------------------------------------------------------------------------------------------------------
 Better Minerals & Aggregates Co., 13% Sr. Unsec. Sub. Nts., 9/15/09                  1,050,000            803,250
--------------------------------------------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09           3,000,000          2,655,000
--------------------------------------------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07(3)                          7,025,000            737,625
--------------------------------------------------------------------------------------------------------------------
 Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08(4)                               7,750,000          7,633,750
--------------------------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                    7,250,000          4,386,250
--------------------------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp.:
 10.875% Sr. Nts., Series B, 10/15/06                                                   600,000            501,000
 12.75% Sr. Sub. Nts., 2/1/03                                                        12,650,000          9,044,750
--------------------------------------------------------------------------------------------------------------------
 Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07(1,3)            5,700,000          1,175,625
--------------------------------------------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(11)                     10,600,000          3,975,000
--------------------------------------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07(1)                                            9,595,000          7,915,875
--------------------------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                     17,000,000          6,545,000
--------------------------------------------------------------------------------------------------------------------
 United States Steel LLC, 10.75% Sr. Nts., 8/1/08                                     8,800,000          8,228,000
                                                                                                      --------------
                                                                                                        59,358,625

====================================================================================================================
 RETAIL--0.3%
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(1,11)                        13,100,000          8,580,500
--------------------------------------------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08(1)            3,775,000          1,226,875
--------------------------------------------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                           4,000,000          3,420,000
--------------------------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                   3,125,000          2,671,875
--------------------------------------------------------------------------------------------------------------------
 Ingram Micro, Inc., 9.875% Sr. Sub. Nts., 8/15/08(4)                                 5,500,000          5,060,000
--------------------------------------------------------------------------------------------------------------------
 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,3,8)                                4,300,000                 --
                                                                                                      --------------
                                                                                                        20,959,250

====================================================================================================================
 SERVICE--2.4%
 Allied Waste North America, Inc.:
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                                              720,000             702,000
 8.875% Sr. Sec. Nts., 4/1/08(4)                                                    17,000,000          17,425,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                         20,000,000          20,100,000
--------------------------------------------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc., 11.625% Sr. Sub. Nts.,
 Series B, 10/15/08                                                                  8,500,000           7,947,500
--------------------------------------------------------------------------------------------------------------------
 AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(1,11)                          2,150,000             155,875
--------------------------------------------------------------------------------------------------------------------
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                    4,875,000           3,028,594
--------------------------------------------------------------------------------------------------------------------
 Brand Scaffold Service, Inc., 10.25% Sr. Unsec. Nts., 2/15/08                       2,000,000           1,800,000




                            36 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                  PRINCIPAL       MARKET VALUE
                                                                                     AMOUNT         SEE NOTE 1
================================================================================================================
 SERVICE Continued
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                            $ 12,175,000       $  2,982,875
----------------------------------------------------------------------------------------------------------------
 Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06(1)                                   2,525,000          2,525,000
----------------------------------------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07                        2,920,000          2,204,600
----------------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08            6,655,000          6,688,275
----------------------------------------------------------------------------------------------------------------
 Integrated Electrical Services, Inc.:
 9.375% Sr. Sub. Nts., 2/1/09                                                     2,500,000          2,212,500
 9.375% Sr. Sub. Nts., Series B, 2/1/09                                           2,000,000          1,770,000
----------------------------------------------------------------------------------------------------------------
 Iron Mountain, Inc., 8.75% Sr. Sub. Nts., 9/30/09                                9,800,000         10,143,000
----------------------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09(1)                 4,600,000          4,163,000
----------------------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09(1)               7,050,000          6,450,750
----------------------------------------------------------------------------------------------------------------
 Lamar Advertising Co., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                      6,725,000          6,758,625
----------------------------------------------------------------------------------------------------------------
 Pentacon, Inc., 12.25% Sr. Unsec. Nts., Series B, 4/1/09(1)                      9,350,000          3,973,750
----------------------------------------------------------------------------------------------------------------
 Petroleos Mexicanos, 9.375% Sr. Unsec. Bonds, 12/2/08                            9,030,000          9,436,350
----------------------------------------------------------------------------------------------------------------
 Protection One, Inc./Protection One Alarm Monitoring, Inc.,
 7.375% Sr. Unsec. Nts., 8/15/05                                                  5,150,000          3,939,750
----------------------------------------------------------------------------------------------------------------
 Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09(1,3,8)                       13,150,000              1,315
----------------------------------------------------------------------------------------------------------------
 United Rentals, Inc.:
 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                        3,900,000          3,412,500
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                    3,250,000          2,876,250
 10.75% Sr. Unsec. Nts., 4/15/08(4)                                               9,250,000          9,203,750
----------------------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                               14,375,000         14,590,625
                                                                                                  --------------
                                                                                                   144,491,884

================================================================================================================
 TRANSPORTATION--1.4%
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                            22,273,000         13,475,165
----------------------------------------------------------------------------------------------------------------
 Amtran, Inc.:
 9.625% Nts., 12/15/05                                                            4,000,000          2,020,000
 10.50% Sr. Nts., 8/1/04                                                         11,800,000          5,959,000
----------------------------------------------------------------------------------------------------------------
 Atlas Air, Inc.:
 9.25% Sr. Nts., 4/15/08                                                          6,200,000          3,689,000
 9.375% Sr. Unsec. Nts., 11/15/06                                                 2,400,000          1,428,000
 10.75% Sr. Nts., 8/1/05                                                          8,183,000          5,278,035
----------------------------------------------------------------------------------------------------------------
 AutoNation, Inc., 9% Bonds, 8/1/08(4)                                            5,500,000          5,307,500
----------------------------------------------------------------------------------------------------------------
 Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07(1,3,8)       5,025,000            678,375
----------------------------------------------------------------------------------------------------------------
 Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06              6,725,000          6,018,875
----------------------------------------------------------------------------------------------------------------
 Delco Remy International, Inc., 11% Sr. Sub. Nts., 5/1/09(4)                     2,700,000          2,700,000
----------------------------------------------------------------------------------------------------------------
 Dura Operating Corp.:
 9% Sr. Sub. Nts., 5/1/09(4)                                                        3,000,000          2,535,000
 9% Sr. Sub. Nts., Series B, 5/1/09                                               1,300,000          1,098,500
 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                                         8,600,000          6,422,256
----------------------------------------------------------------------------------------------------------------
 Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06(4)                  5,800,000          3,103,000
----------------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc.:
 9.125% Sr. Unsec. Sub. Nts., Series B, 7/15/07                                   2,800,000            434,000
 11% Sr. Sub. Nts., 7/15/06                                                       1,400,000            231,000




                            37 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
-------------------------------------------------------------------------------

                                                                                      PRINCIPAL         MARKET VALUE
                                                                                         AMOUNT           SEE NOTE 1
======================================================================================================================
 TRANSPORTATION Continued
 Millennium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 11.725% first priority ship mtg. sr. sec. nts., 7/15/05 and one
 warrant to purchase five shares of common stock)(1,2,14)                          $  5,400,000        $   3,132,000
----------------------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07(4)       11,650,000            5,300,750
----------------------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07             4,975,000            2,611,875
----------------------------------------------------------------------------------------------------------------------
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                      3,275,000            1,211,750
----------------------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04(3)                       12,270,000           12,822,150
                                                                                                        --------------
                                                                                                          85,456,231

======================================================================================================================
 UTILITY--0.9%
 AES Corp. (The):
 8.75% Sr. Unsec. Unsub. Nts., 6/15/08                                                7,000,000            6,072,500
 8.875% Sr. Unsec. Nts., 2/15/11                                                      6,900,000            5,865,000
----------------------------------------------------------------------------------------------------------------------
 AES Drax Energy Ltd., 11.25% Sr. Sec. Bonds, 8/30/10 [GBP]                           5,000,000            7,550,584
----------------------------------------------------------------------------------------------------------------------
 Azurix Corp., 10.75% Sr. Unsec. Nts., Series B, 2/15/10                              2,150,000            2,171,500
----------------------------------------------------------------------------------------------------------------------
 Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09                3,000,000            2,835,000
----------------------------------------------------------------------------------------------------------------------
 Calpine Corp., 8.75% Sr. Nts., 7/15/07                                               2,600,000            2,556,419
----------------------------------------------------------------------------------------------------------------------
 Central Termica Guemes SA, 2.50% Unsec. Unsub. Bonds, 9/26/10(1,2)                   5,422,500              460,913
----------------------------------------------------------------------------------------------------------------------
 CMS Energy Corp.:
 8.50% Sr. Nts., 4/15/11                                                              7,250,000            7,096,750
 8.90% Sr. Nts., 7/15/08                                                              1,000,000            1,000,799
 9.875% Sr. Unsec. Nts., 10/15/07                                                     6,500,000            6,727,546
----------------------------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                   9,300,000           10,536,900
----------------------------------------------------------------------------------------------------------------------
 Funding Corp./Beaver Valley Funding Corp., 9% Second Lease
 Obligation Bonds, 6/1/17                                                               956,000            1,062,215
                                                                                                       ---------------
                                                                                                          53,936,126
                                                                                                       ---------------
 Total Corporate Bonds and Notes (Cost $3,122,511,880)                                                 2,287,467,910

                                                                                        SHARES
======================================================================================================================
 PREFERRED STOCKS--1.8%
 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(1,12)                             297,532                2,975
----------------------------------------------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25% Capital Securities, 12/31/26(1)                    10,050,000            9,170,625
----------------------------------------------------------------------------------------------------------------------
 Contour Energy Co., $2.625 Cum. Cv., Vtg.(8)                                           159,100            1,352,350
----------------------------------------------------------------------------------------------------------------------
 CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg                                  278,000            4,295,100
----------------------------------------------------------------------------------------------------------------------
 Crown American Realty Trust, 11% Cum., Series A, Non-Vtg                                49,500            2,504,700
----------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 11.125% Cum., Series M, Non-Vtg.(12)                                85,396            8,731,741
----------------------------------------------------------------------------------------------------------------------
 Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(1,8)                               255,000            7,586,250
----------------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(12)                                                   11,046           10,079,475
 13% Sr. Exchangeable, Non-Vtg.(12)                                                      10,903           10,058,017
----------------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(1,12)                     11,718                1,172
----------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(1,8)          39,000              594,750
----------------------------------------------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(1)                                   319,171               79,793
----------------------------------------------------------------------------------------------------------------------
 Fidelity Federal Bank, 12% Non-Cum. Exchangeable, Series A, Non-Vtg(1)                      20                  525


                            38 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                       MARKET VALUE
                                                                                            SHARE        SEE NOTE 1
=====================================================================================================================
 PREFERRED STOCKS Continued
 Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable, Non-Vtg.(12)                      20,000      $    405,000
---------------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(1,8,12)                                  5,771                87
---------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 13.50% Exchangeable, Series B(12)                         7,646         8,047,415
---------------------------------------------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg.(1,8,12)          96,993            12,124
---------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(12)                  9,314         4,028,305
---------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(12)                    1,210        10,436,250
---------------------------------------------------------------------------------------------------------------------
 Premcor USA, Inc., 11.50% Cum. Sr., Non-Vtg.(1,12)                                         3,704         1,296,400
---------------------------------------------------------------------------------------------------------------------
 PRIMEDIA, Inc.:
 8.625% Exchangeable, Series H, Non-Vtg                                                   198,566         7,992,282
 9.20% Exchangeable, Series F, Non-Vtg.(1)                                                 46,400         1,867,600
---------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(12)                            19,614        15,838,305
---------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc.:
 13.75% Exchangeable, Non-Vtg.(1)                                                             146           222,650
 13.75% Exchangeable, Series B, Non-Vtg.(1,12)                                                300           457,500
---------------------------------------------------------------------------------------------------------------------
 Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A(1)                         57,800         5,852,250
---------------------------------------------------------------------------------------------------------------------
 Supermarkets General Holdings Corp., $3.52 Exchangeable(1,8,12)                          200,000               200
---------------------------------------------------------------------------------------------------------------------
 World Access, Inc., Cv. Sr., Series D, Non-Vtg.(1,8)                                       3,010             9,030
                                                                                                       --------------
 Total Preferred Stocks (Cost $201,519,090)                                                             110,922,871

=====================================================================================================================
 COMMON STOCKS--0.3%
 Adelphia Business Solutions, Inc.(8)                                                       6,272             6,648
---------------------------------------------------------------------------------------------------------------------
 Aurora Foods, Inc.(1,8)                                                                   48,704            97,164
---------------------------------------------------------------------------------------------------------------------
 Celcaribe SA(1,8)                                                                      1,658,520         2,695,095
---------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.(8)                                                             1,051,582         5,941,438
---------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.(1,8)                                                             575,000         3,086,312
---------------------------------------------------------------------------------------------------------------------
 CRIIMI MAE, Inc.                                                                       2,536,777           989,343
---------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc.(1,8)                                                           6,475                65
---------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., Series B (Escrowed)(1,8)                                        625             1,875
---------------------------------------------------------------------------------------------------------------------
 GST Telecommunications, Inc.(1,8)                                                        200,000               800
---------------------------------------------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd.(8)                                                276,705           608,751
---------------------------------------------------------------------------------------------------------------------
 Ladish Co., Inc.(8)                                                                       30,000           238,500
---------------------------------------------------------------------------------------------------------------------
 OpTel, Inc., Non-Vtg.(1,8)                                                                11,560               116
---------------------------------------------------------------------------------------------------------------------
 Premier Holdings Ltd.(1,8,15)                                                            799,833                --
---------------------------------------------------------------------------------------------------------------------
 Purina Mills, Inc.(8)                                                                      5,269           116,972
---------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., Cl. C(1,8)                                                       11,100            49,950
---------------------------------------------------------------------------------------------------------------------
 Southern Pacific Funding Corp., Liquidating Trust(1,8)                                 7,946,502                --
---------------------------------------------------------------------------------------------------------------------
 Walter Industries, Inc.                                                                   60,000           537,000
---------------------------------------------------------------------------------------------------------------------
 Wilshire Financial Services Group, Inc.(8)                                               560,000         1,041,600
---------------------------------------------------------------------------------------------------------------------
 WRC Media Corp.(1,8)                                                                      15,559               156
                                                                                                       --------------
 Total Common Stocks (Cost $20,739,352)                                                                  15,411,785


                            39 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
-------------------------------------------------------------------------------

                                                                                             MARKET VALUE
                                                                                 UNITS         SEE NOTE 1
==========================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.4%
 ASAT Finance LLC Wts., Exp. 11/1/06(1,8)                                         2,200      $    111,100
----------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(1,8)                              13,893               139
----------------------------------------------------------------------------------------------------------
 Charles River Laboratories International, Inc. Wts., Exp. 10/1/09(1,8)           5,950           119,000
----------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp. Wts.:
 Exp. 1/23/03(1,8)                                                              128,643                --
 Exp. 1/23/03(1,8)                                                               64,350                --
 Exp. 9/1/04(1,8)                                                               189,000                --
 Exp. 5/1/05(1,8)                                                               146,363                --
----------------------------------------------------------------------------------------------------------
 COLO.com, Inc. Wts., Exp. 3/15/10(1,8)                                           6,350                63
----------------------------------------------------------------------------------------------------------
 Comunicacion Celular SA Wts., Exp. 11/15/03(1,8)                                 8,109               162
----------------------------------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07(1,8)                                4,650             2,790
----------------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(1,8)                           18,300            16,012
----------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1,8)                             5,225            15,675
----------------------------------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07(1,8)                                            8,100           163,012
----------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc. Wts., Exp. 7/15/05(1,8)                            690,000             6,900
----------------------------------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Litigation Wts.(8)                                   48,080            60,581
----------------------------------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03(1,8)                                         11,563                23
----------------------------------------------------------------------------------------------------------
 HF Holdings, Inc. Wts., Exp. 9/27/09(1,8)                                       34,425             3,442
----------------------------------------------------------------------------------------------------------
 Horizon PCS, Inc. Wts., Exp. 10/1/10(1,8)                                       11,000           551,375
----------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05(1,8)                                46,860               469
----------------------------------------------------------------------------------------------------------
 ICO Global Communication Holdings Ltd. Wts.:
 Exp. 5/16/06(1,8)                                                               69,399             3,470
 Exp. 5/16/06(8)                                                                    103                21
----------------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02(1,8)                                   13,050                --
----------------------------------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(1,8)                                            7,780                78
----------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc. Wts., Exp. 2/1/03(1,8)                    1,090                --
----------------------------------------------------------------------------------------------------------
 Internet Commerce & Communications, Inc. Wts., Exp. 7/3/03(1,8)                 55,000               275
----------------------------------------------------------------------------------------------------------
 IPCS, Inc. Wts., Exp. 6/15/10(1,8)                                               6,600           330,825
----------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1,8)                              23,200             1,160
----------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc. Wts., Exp. 4/15/10(1,8)                        6,700           268,837
----------------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1,8)                        4,160                 2
----------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1,8)                        6,250                63
----------------------------------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03(8)                                             301,615             1,976
----------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(4,8)                       29,300           220,072
----------------------------------------------------------------------------------------------------------
 Millennium Seacarriers, Inc. Wts., Exp. 7/15/05(1,8)                             5,800                58
----------------------------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co. Wts., Exp. 6/5/03(8)                        3,186,474        24,061,384
----------------------------------------------------------------------------------------------------------
 Ntelos, Inc. Wts., Exp. 8/15/10(1,8)                                             8,000            41,000
----------------------------------------------------------------------------------------------------------
 Occidente y Caribe Celular SA Wts., Exp. 3/15/04(1,8)                           21,600           216,000
----------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts., Exp. 6/1/06 (cv. into
 Metromedia International Group, Inc.)(1,8)                                      16,650               832
----------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group, Inc.)(1,8)                             1,500                15
----------------------------------------------------------------------------------------------------------


                            40 OPPENHEIMER STRATEGIC INCOME FUND

                                                                                                        MARKET VALUE
                                                                                          UNITS           SEE NOTE 1
====================================================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES Continued
 PLD Telekom, Inc., 14% Sr. Disc. Nts. Wts., Exp. 3/31/03
 (cv. into Metromedia International Group, Inc.)(1,8)                                    16,650         $        167
--------------------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts.:
 Exp. 11/1/03(1,8)                                                                      182,000                   --
 Exp. 6/30/05(1,8)                                                                       13,440                  672
--------------------------------------------------------------------------------------------------------------------
 Real Time Data Co. Wts., Exp. 5/31/04(1,8)                                           2,251,489               22,515
--------------------------------------------------------------------------------------------------------------------
 Republic Technologies International LLC Wts., Exp. 7/15/09(1,8)                          4,900                   49
--------------------------------------------------------------------------------------------------------------------
 Telergy, Inc. Wts., Exp. 9/25/10(1,8)                                                   18,175                  182
--------------------------------------------------------------------------------------------------------------------
 Telus Corp. Wts., Exp. 9/15/05(8)                                                       12,147              121,470
--------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Oil Linked Payment Obligation Wts., Exp. 4/15/20(1,8)           18,600                   --
--------------------------------------------------------------------------------------------------------------------
 Verado Holdings, Inc., Cl. B Wts., Exp. 4/15/08(1,8)                                     7,000               13,125
                                                                                                        ------------
 Total Rights, Warrants and Certificates (Cost $37,134,638)                                               26,354,991

                                                                                    PRINCIPAL
                                                                                     AMOUNT
====================================================================================================================
 STRUCTURED INSTRUMENTS--2.9%
 Credit Suisse First Boston Corp. (New York Branch), Russian
 Obligatzii Federal'nogo Zaima Linked Nts.:
 Series 27005, 14.841%, 10/9/02(1,2) [RUR]                                          333,627,470           10,808,448
 Series 27005, 14.841%, 10/9/02(1,2) [RUR]                                           10,781,020              349,270
 Series 27006, 14.841%, 1/22/03(1,2) [RUR]                                          176,366,390            5,581,435
 Series 27006, 14.841%, 1/22/03(1,2) [RUR]                                           10,781,020              341,185
 Series 27007, 14.841%, 2/5/03(1,2) [RUR]                                           273,490,060            8,650,449
 Series 27007, 14.841%, 2/5/03(1,2) [RUR]                                            10,781,020              341,002
 Series 27008, 14.841%, 5/21/03(1,2) [RUR]                                          116,856,260            3,633,492
 Series 27008, 14.841%, 5/21/03(1,2) [RUR]                                           10,781,020              335,222
 Series 27009, 14.841%, 6/4/03(1,2) [RUR]                                           133,795,850            4,162,477
 Series 27009, 14.841%, 6/4/03(1,2) [RUR]                                            10,781,020              335,405
 Series 27009, 14.841%, 6/4/03(1,2) [RUR]                                            95,614,902            2,974,643
 Series 27010, 14.841%, 9/17/03(1,2) [RUR]                                           72,157,470            2,212,055
 Series 27010, 14.841%, 9/17/03(1,2) [RUR]                                           10,781,020              330,502
 Series 27011, 14.841%, 10/8/03(1,2) [RUR]                                          131,512,500            3,959,343
 Series 27011, 14.841%, 10/8/03(1,2) [RUR]                                           10,781,020              324,576
 Series 28001, 14.841%, 1/21/04(1,2) [RUR]                                           10,781,020              317,661
--------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, South African Rand Linked Nts.,
 3.377%, 8/21/02(2)                                                                  15,820,000           15,818,893
--------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, South Korean Won Linked Nts.:
 5.60%, 5/9/02 [KRW]                                                             33,955,200,000           26,108,813
 5.60%, 5/9/02 [KRW]                                                              7,490,600,000            5,760,068
--------------------------------------------------------------------------------------------------------------------
 ING Barings LLC, Zero Coupon Russian Equity Linked Nts., 4/19/02                        88,000            5,317,840
--------------------------------------------------------------------------------------------------------------------
 Russia (Government of) Federal Loan Obligatzii Federal'nogo
 Zaima Bonds, Series 27010, 14.84%, 9/17/03(1,2) [RUR]                              134,087,300            4,110,573
--------------------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc., Turkish Lira Linked Nts., 16%, 3/13/01(1,3,8)              376,000               71,421
--------------------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Philippines Peso/New Taiwan Dollar Linked Nts.,
 9.28%, 1/14/02                                                                       7,905,000            7,825,950
--------------------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Philippines Peso/Thailand Baht Linked Nts.,
 8.40%, 10/5/01                                                                       7,900,000            7,544,500



                            41 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS  Continued
-------------------------------------------------------------------------------

                                                                                  PRINCIPAL        MARKET VALUE
                                                                                     AMOUNT          SEE NOTE 1
=================================================================================================================
 STRUCTURED INSTRUMENTS Continued
 Standard Chartered Bank, South Korean Won Linked Nts.,
 5.48%, 5/28/02 [KRW]                                                        49,164,560,000      $   37,075,223
-----------------------------------------------------------------------------------------------------------------
 UBS AG Australian Dollar Property Index Linked Nts., 7%, 7/30/02 [AUD]          39,615,000          20,044,309
                                                                                                 ----------------
 Total Structured Instruments (Cost $173,934,014)                                                   174,334,755
                                                   DATE              STRIKE           CONTRACTS
=================================================================================================================
 OPTIONS PURCHASED--0.0%
 South Africa (Republic of) Unsec. Nts.,
 8.50%, 6/23/17 Put                               8/30/06            100%             8,295,000          57,172
-----------------------------------------------------------------------------------------------------------------
 South Korean Won/Japanese Yen Put1              12/21/01         10.60 [JPY]     1,847,967,000          92,398
                                                                                                 ----------------
 Total Options Purchased (Cost $64,433)                                                                 149,570

                                                                                 PRINCIPAL
                                                                                   AMOUNT
=================================================================================================================
 REPURCHASE AGREEMENTS--0.0%
 Repurchase agreement with Zion First National Bank, 3.15%,
 dated 9/28/01, to be repurchased at $1,699,446 on 10/1/01,
 collateralized by U.S. Treasury Nts., 4.75%-7.50%, 11/15/01-11/15/08,
 with a value of $1,737,172 (Cost $1,699,000)                                $      1,699,000         1,699,000
-----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $9,458,364,328)                                      139.7%    8,427,234,588
-----------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                                  (39.7)   (2,393,682,480)
                                                                             ------------------------------------
 NET ASSETS                                                                             100.0%   $6,033,552,108
                                                                             ====================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

ARP     Argentine Peso                                   GBP      British Pound Sterling
AUD     Australian Dollar                                HUF      Hungarian Forint
CAD     Canadian Dollar                                  JPY      Japanese Yen
DEM     German Mark                                      KRW      South Korean Won
EUR     Euro                                             NOK      Norwegian Krone
FRF     French Franc                                     RUR      Russian Ruble

1. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Issuer is in default.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $411,933,323 or 6.83% of the Fund's net assets as of September 30, 2001.



                            42 OPPENHEIMER STRATEGIC INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

6. When-issued security to be delivered and settled after September 30, 2001.

7. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

8. Non-income-producing security.

9. Zero coupon bond reflects the effective yield on the date of purchase.

10. A sufficient amount of liquid assets has been designated to cover outstanding written put options, as follows:

                                           PRINCIPAL (000S)   EXPIRATION    EXERCISE      PREMIUM    MARKET VALUE
                                             SUBJECT TO PUT         DATE       PRICE      RECEIVED     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 Russian Federation Unsub. Nts., 5% 3/31/30      $24,785        10/10/01        0.04% $   941,830      $   4,957
                                                  CONTRACTS
                                             SUBJECT TO PUT
------------------------------------------------------------------------------------------------------------------
 South Korean Won/Japanese Yen                1,847,967,000     12/21/01   JPY11.272      320,593        251,324
                                                                                      ----------------------------
                                                                                      $ 1,262,423      $ 256,281
                                                                                      ============================

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Interest or dividend is paid in kind.

13. Securities with an aggregate market value of $12,803,438 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

15. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2001, amounts to zero. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                             UNREALIZED
                                  SHARES/UNITS       GROSS        GROSS    SHARES/UNITS    APPRECIATION    DIVIDEND
                                SEPT. 30, 2000   ADDITIONS   REDUCTIONS  SEPT. 30, 2001  (DEPRECIATION)      INCOME
-------------------------------------------------------------------------------------------------------------------
 STOCKS AND WARRANTS
 CGA Group Ltd., Series A, Vtg.        196,698      30,316      227,014              --             $--   $ 738,703
 CGA Group Ltd., Wts.,
 Exp. 6/16/07                          130,000          --      130,000              --              --          --
 Premier Holdings Ltd.                 799,833          --           --         799,833              --          --
                                                                                                          ---------
                                                                                                          $ 738,703
                                                                                                          =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                            43 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2001
-------------------------------------------------------------------------------

================================================================================================================
ASSETS
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $9,458,364,328)                                                   $ 8,427,234,588
 Affiliated companies (cost $0)                                                                              --
                                                                                                ----------------
                                                                                                  8,427,234,588
----------------------------------------------------------------------------------------------------------------
 Cash                                                                                                23,021,014
----------------------------------------------------------------------------------------------------------------
 Cash--foreign currencies (cost $1,477,281)                                                           1,474,644
----------------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                                2,934,975
----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $479,304,124 sold on a when-issued basis)                              597,154,403
 Interest                                                                                           130,923,063
 Shares of beneficial interest sold                                                                   8,518,826
 Other                                                                                                   13,109
                                                                                                ----------------
 Total assets                                                                                     9,191,274,622

================================================================================================================
 LIABILITIES
 Unrealized depreciation on foreign currency contracts                                                6,190,284
----------------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $1,262,423)--
 see accompanying statement                                                                             256,281
----------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $2,977,408,720 purchased on a when-issued basis)                3,128,521,578
 Shares of beneficial interest redeemed                                                               9,191,502
 Dividends                                                                                            7,276,933
 Distribution and service plan fees                                                                   3,843,221
 Daily variation on futures contracts                                                                 1,177,587
 Closed foreign currency contracts                                                                      573,788
 Shareholder reports                                                                                    438,531
 Transfer and shareholder servicing agent fees                                                          233,595
 Trustees' compensation                                                                                  12,178
 Other                                                                                                    7,036
                                                                                                ----------------
 Total liabilities                                                                                3,157,722,514

================================================================================================================
 NET ASSETS                                                                                      $6,033,552,108
                                                                                               =================

================================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                                $ 7,914,902,184
----------------------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                              (38,143,483)
----------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investments and
 foreign currency transactions                                                                     (823,708,024)
----------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments and translation of
 assets and liabilities denominated in foreign currencies                                        (1,019,498,569)
                                                                                                ----------------
 NET ASSETS                                                                                      $6,033,552,108
                                                                                               =================

                            44 OPPENHEIMER STRATEGIC INCOME FUND

====================================================================================================================
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $3,186,440,791 and 856,595,889 shares of beneficial interest outstanding)                                   $3.72
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                                 $3.91
--------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $2,186,638,211 and 585,982,705 shares of beneficial interest outstanding)                                   $3.73
--------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $553,399,411
 and 149,004,113 shares of beneficial interest outstanding)                                                  $3.71
--------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,215,249
 and 864,116 shares of beneficial interest outstanding)                                                      $3.72
--------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $103,858,446 and 27,979,181 shares of beneficial interest outstanding)                        $3.71


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                            45 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2001
-------------------------------------------------------------------------------

=====================================================================================================
INVESTMENT INCOME
 Interest (net of foreign withholding taxes of $9,221)                                 $ 608,939,405
-----------------------------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies                                                                   18,821,913
 Affiliated companies                                                                        738,703
                                                                                       -------------
 Total income                                                                            628,500,021
=====================================================================================================
 EXPENSES

 Management fees                                                                          33,795,878
-----------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                   8,259,225
 Class B                                                                                  23,939,126
 Class C                                                                                   5,538,976
 Class N                                                                                       1,953
-----------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                   3,427,915
 Class B                                                                                   2,418,882
 Class C                                                                                     574,698
 Class N                                                                                       1,187
 Class Y                                                                                     723,137
-----------------------------------------------------------------------------------------------------
 Shareholder reports                                                                       1,976,893
-----------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                               1,087,122
-----------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                      110,377
-----------------------------------------------------------------------------------------------------
 Other                                                                                       570,643
                                                                                       --------------
 Total expenses                                                                           82,426,012
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y            (539,048)
 Less reduction to custodian expenses                                                       (288,489)
                                                                                       --------------
 Net expenses                                                                             81,598,475

=====================================================================================================
 NET INVESTMENT INCOME                                                                   546,901,546

=====================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments:
 Unaffiliated companies (including premiums on options exercised)                       (190,151,147)
 Affiliated companies                                                                       (449,227)
 Closing of futures contracts                                                            (13,710,494)
 Closing and expiration of option contracts written                                        2,879,676
 Foreign currency transactions                                                           (50,404,130)
                                                                                       --------------
 Net realized gain (loss)                                                               (251,835,322)
-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                            (455,790,448)
 Translation of assets and liabilities denominated in foreign currencies                  29,163,642
                                                                                       --------------
 Net change                                                                             (426,626,806)
                                                                                       --------------
 Net realized and unrealized gain (loss)                                                (678,462,128)

=====================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(131,560,582)
                                                                                       ==============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                            46 OPPENHEIMER STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                  2001                   2000
=====================================================================================================================
 OPERATIONS

 Net investment income (loss)                                                  $   546,901,546        $   671,796,984
---------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                         (251,835,322)          (236,607,143)
---------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                             (426,626,806)           (28,026,990)
                                                                                -------------------------------------
 Net increase (decrease) in net assets resulting from operations                  (131,560,582)           407,162,851

=====================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                          (223,800,703)          (334,457,226)
 Class B                                                                          (138,599,183)          (253,388,232)
 Class C                                                                           (32,280,026)           (49,832,039)
 Class N                                                                               (50,660)                    --
 Class Y                                                                            (6,434,333)            (5,639,560)
---------------------------------------------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                                          (107,719,843)                    --
 Class B                                                                           (76,996,106)                    --
 Class C                                                                           (17,828,168)                    --
 Class N                                                                               (25,609)                    --
 Class Y                                                                            (3,038,265)                    --

=====================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                           142,685,491            (25,457,910)
 Class B                                                                          (121,131,584)          (705,682,563)
 Class C                                                                            70,362,886            (42,906,192)
 Class N                                                                             3,371,769                     --
 Class Y                                                                            39,363,472             29,388,352

=====================================================================================================================
 NET ASSETS

 Total decrease                                                                   (603,681,444)          (980,812,519)
---------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                             6,637,233,552          7,618,046,071
                                                                                 ------------------------------------
 End of period [including undistributed (overdistributed) net investment
 income of $(38,143,483) and $(5,286,103), respectively]                       $ 6,033,552,108        $ 6,637,233,552
                                                                                 ====================================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                            47 OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



CLASS A     YEAR ENDED SEPTEMBER 30,                    2001            2000         1999         1998            1997
=========================================================================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $4.18           $4.33        $4.59        $4.95           $4.84
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .36(1)          .43          .42          .42             .43
Net realized and unrealized gain (loss)                 (.43)(1)        (.17)        (.29)        (.37)            .09
                                                  -----------------------------------------------------------------------
Total income (loss) from investment operations          (.07)            .26          .13          .05             .52
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.26)           (.41)        (.39)        (.41)           (.41)
Tax return of capital distribution                      (.13)             --           --           --              --
                                                  -----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.39)           (.41)        (.39)        (.41)           (.41)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $3.72           $4.18        $4.33        $4.59           $4.95
                                                  =======================================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (1.79)%          6.18%        2.91%        0.80%          11.29%
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)          $3,186,441      $3,431,763   $3,578,105   $3,950,818      $3,969,438
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $3,349,859      $3,517,517   $3,798,380   $4,077,360      $3,734,657
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   8.90%(1)        9.98%        9.34%        8.48%           8.77%
Expenses                                                0.93%           0.95%        0.94%        0.92%(4)        0.93%(4)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  209%            136%         172%         104%            117%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $ .37
Net realized and unrealized gain (loss)         (.44)
Net investment income ratio                     9.20%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      48 OPPENHEIMER STRATEGIC INCOME FUND

CLASS B       YEAR ENDED SEPTEMBER 30,                    2001             2000            1999           1998            1997
=================================================================================================================================
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                     $4.19            $4.34           $4.61          $4.96           $4.85
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .33(1)           .39             .39            .37             .39
Net realized and unrealized gain (loss)                   (.43)(1)         (.17)           (.30)          (.35)            .10
                                                    ----------------------------------------------------------------------------
Total income (loss) from investment operations            (.10)             .22             .09            .02             .49
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.24)            (.37)           (.36)          (.37)           (.38)
Tax return of capital distribution                        (.12)              --              --             --              --
                                                    -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.36)            (.37)           (.36)          (.37)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $3.73            $4.19           $4.34          $4.61           $4.96
                                                    =============================================================================

=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                      (2.53)%           5.37%           1.92%          0.26%          10.43%
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)            $2,186,638       $2,581,391      $3,380,689     $4,040,704      $3,500,903
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $2,394,886       $2,907,627      $3,838,145     $3,871,397      $3,018,393
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                     8.14%(1)         9.01%           8.55%          7.73%           7.94%
Expenses                                                  1.68%            1.71%           1.69%          1.67%(4)        1.69%(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    209%             136%            172%           104%            117%


1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $ .34
Net realized and unrealized gain (loss)         (.44)
Net investment income ratio                     8.44%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      49 OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------


CLASS C    YEAR ENDED SEPTEMBER 30,                     2001            2000            1999          1998           1997
============================================================================================================================
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $4.17           $4.32           $4.59         $4.95          $4.83
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .33(1)          .39             .39           .37            .37
Net realized and unrealized gain (loss)                 (.43)(1)        (.17)           (.30)         (.36)           .13
                                                    ------------------------------------------------------------------------
Total income (loss) from investment operations          (.10)            .22             .09           .01            .50
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.24)           (.37)           (.36)         (.37)          (.38)
Tax return of capital distribution                      (.12)             --              --            --             --
                                                    ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (.36)           (.37)           (.36)         (.37)          (.38)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $3.71           $4.17           $4.32         $4.59          $4.95
                                                    ========================================================================

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (2.54)%          5.39%           1.92%         0.05%         10.67%
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)            $553,399        $548,332        $610,686      $650,584       $416,550
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $554,279        $568,742        $650,197      $546,577       $291,053
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   8.15%(1)        9.21%           8.58%         7.73%          7.73%
Expenses                                                1.68%           1.71%           1.69%         1.67%(4)       1.69%(4)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  209%            136%            172%          104%           117%


1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $ .34
Net realized and unrealized gain (loss)         (.44)
Net investment income ratio                     8.45%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      50 OPPENHEIMER STRATEGIC INCOME FUND

                                                             PERIOD ENDED
CLASS N                                              SEPTEMBER 30, 2001(1)
=========================================================================
PER SHARE OPERATING DATA
-------------------------------------------------------------------------
Net asset value, beginning of period                             $4.13
-------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              .22(2)
Net realized and unrealized gain (loss)                           (.41)(2)
                                                                ---------
Total income (loss) from investment operations                    (.19)
-------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                              (.15)
Tax return of capital distribution                                (.07)
                                                                ---------
Total dividends and/or distributions to
shareholders                                                      (.22)
-------------------------------------------------------------------------
Net asset value, end of period                                   $3.72
                                                                =========

=========================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                              (4.61)%
-------------------------------------------------------------------------

=========================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------

Net assets, end of period (in thousands)                        $3,215
-------------------------------------------------------------------------
Average net assets (in thousands)                               $1,348
-------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                             9.74%(2)
Expenses                                                          0.98%
-------------------------------------------------------------------------
Portfolio turnover rate                                            209%


1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                          $  .23
Net realized and unrealized gain (loss)          (.42)
Net investment income ratio                     10.04%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      51 OPPENHEIMER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS  CONTINUED
--------------------------------------------------------------------------------


CLASS Y   YEAR ENDED SEPTEMBER 30,                                  2001              2000              1999               1998(1)
=================================================================================================================================
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                               $4.17             $4.32             $4.59             $4.90
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .36(2)            .46               .44               .29
Net realized and unrealized gain (loss)                             (.42)(2)          (.19)             (.30)             (.32)
                                                                -----------------------------------------------------------------
Total income (loss) from investment operations                      (.06)              .27               .14              (.03)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                (.26)             (.42)             (.41)             (.28)
Tax return of capital distribution                                  (.14)               --                --                --
                                                                -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                     (.40)             (.42)             (.41)             (.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $3.71             $4.17             $4.32             $4.59
                                                                =================================================================

=================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                (1.58)%            6.55%             3.07%            (0.64)%
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                        $103,858           $75,748           $48,566            $6,907
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $ 94,400           $57,127           $32,310            $4,344
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                               9.09%(2)         11.39%            10.16%             8.82%
Expenses                                                            1.35%             0.83%             0.57%             0.58%(5)
Expenses, net of voluntary waiver of transfer agent fees            0.78%              N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              209%              136%              172%              104%


1. For the period from January 26, 1998 (inception of offering) to September 30, 1998.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                                  $ .37
Net realized and unrealized gain (loss)                 (.43)
Net investment income ratio                             9.39%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      52 OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current income by investing mainly in debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2001, the market value of these securities comprised 2.9% of the Fund's net assets and resulted in unrealized gains in the current period of $400,741. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.



                      53 OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such transactions while remaining substantially fully invested. As of September 30, 2001, the Fund had entered into net outstanding when-issued transactions of $2,498,104,596.

    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.

    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2001, securities with an aggregate market value of $66,283,009, representing 1.10% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                      54 OPPENHEIMER STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

EXPIRING
--------------------------------------------
   2004                        $ 114,650,580
   2007                           16,381,920
   2008                          358,683,799
   2009                           52,578,252
                               -------------
  Total                        $ 542,294,551
                               =============


As of September 30, 2001, the Fund had approximately $170,602,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $38,311,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which



                      55 OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $205,607,991, a decrease in overdistributed net investment income of $27,013,970, and a decrease in accumulated net realized loss on investments of $178,594,021. As noted in the Statement of Changes in Net Assets for federal income tax purposes, the Fund realized a return of capital of $205,607,991. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $15,203,030 decrease to cost of securities and a corresponding $15,203,030 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended September 30, 2001, interest income decreased by $19,395,005, net realized loss on investments increased by $5,724,321, and the change in net unrealized depreciation on investments decreased by $25,119,326.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                      56 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                         YEAR ENDED SEPTEMBER 30, 2001(1)               YEAR ENDED SEPTEMBER 30, 2000
                                          SHARES                 AMOUNT                 SHARES                 AMOUNT
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                     188,669,272        $   755,182,903            214,443,146        $   921,078,449
Dividends and/or
distributions reinvested                  52,957,872            210,279,320             49,690,817            212,687,097
Redeemed                                (206,323,035)          (822,776,732)          (269,779,508)        (1,159,223,456)
                                     ------------------------------------------------------------------------------------
Net increase (decrease)                   35,304,109        $   142,685,491             (5,645,545)       $   (25,457,910)
                                     ====================================================================================

-------------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                      97,194,083        $   389,847,321             81,787,488        $   351,599,230
Dividends and/or
distributions reinvested                  30,273,511            120,642,281             33,184,932            142,497,147
Redeemed                                (157,574,443)          (631,621,186)          (278,194,920)        (1,199,778,940)
                                     ------------------------------------------------------------------------------------
Net increase (decrease)                  (30,106,849)       $  (121,131,584)          (163,222,500)       $  (705,682,563)
                                     ====================================================================================

-------------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                      43,557,276        $   174,083,267             30,754,642        $   131,667,319
Dividends and/or
distributions reinvested                   7,780,708             30,829,341              7,186,761             30,731,677
Redeemed                                 (33,753,927)          (134,549,722)           (47,828,394)          (205,305,188)
                                     ------------------------------------------------------------------------------------
Net increase (decrease)                   17,584,057        $    70,362,886             (9,886,991)       $   (42,906,192)
                                     ====================================================================================

-------------------------------------------------------------------------------------------------------------------------
CLASS N
Sold                                         988,219        $     3,855,530                     --        $            --
Dividends and/or
distributions reinvested                      18,772                 70,795                     --                     --
Redeemed                                    (142,875)              (554,556)                    --                     --
                                     ------------------------------------------------------------------------------------
Net increase (decrease)                      864,116        $     3,371,769                     --        $            --
                                     ====================================================================================

-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Sold                                      17,299,092        $    69,133,166              9,737,970        $    41,515,951
Dividends and/or
distributions reinvested                   2,219,302              8,788,396              1,281,695              5,468,384
Redeemed                                  (9,692,485)           (38,558,090)            (4,102,670)           (17,595,983)
                                     ------------------------------------------------------------------------------------
Net increase (decrease)                    9,825,909        $    39,363,472              6,916,995        $    29,388,352
                                     ====================================================================================


1. For the year ended September 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.



                      57 OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------


================================================================================

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2001, were $16,774,978,794 and $16,242,055,211, respectively.

As of September 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $9,520,144,202 was:

Gross unrealized appreciation                                    $   142,848,667
Gross unrealized depreciation                                     (1,235,758,281)
                                                                 ---------------
Net unrealized appreciation (depreciation)                       $(1,092,909,614)
                                                                 ===============


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, and 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2001, was an annualized rate of 0.53%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. Effective January 1, 2001, OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Class Y shares, whereby the class pays a fee not to exceed 0.25% of average net assets.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         AGGREGATE             CLASS A       COMMISSIONS        COMMISSIONS          COMMISSIONS     COMMISSIONS
                         FRONT-END           FRONT-END        ON CLASS A         ON CLASS B           ON CLASS C      ON CLASS N
                     SALES CHARGES       SALES CHARGES            SHARES             SHARES               SHARES          SHARES
                        ON CLASS A         RETAINED BY       ADVANCED BY        ADVANCED BY          ADVANCED BY     ADVANCED BY
YEAR ENDED                  SHARES         DISTRIBUTOR    DISTRIBUTOR(1)     DISTRIBUTOR(1)       DISTRIBUTOR(1)  DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------------
September 30, 2001      $7,153,223          $1,940,739          $729,152        $13,529,708           $1,449,887         $38,409

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                        CLASS A                        CLASS B                    CLASS C              CLASS N
                                     CONTINGENT                     CONTINGENT                 CONTINGENT           CONTINGENT
                                       DEFERRED                       DEFERRED                   DEFERRED             DEFERRED
                                  SALES CHARGES                  SALES CHARGES              SALES CHARGES        SALES CHARGES
                                    RETAINED BY                    RETAINED BY                RETAINED BY          RETAINED BY
YEAR ENDED                          DISTRIBUTOR                    DISTRIBUTOR                DISTRIBUTOR          DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------------------
September 30, 2001                      $46,750                     $5,995,978                   $132,011                  $--



                      58 OPPENHEIMER STRATEGIC INCOME FUND

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2001, payments under the Class A plan totaled $8,259,225, all of which were paid by the Distributor to recipients, and included $539,127 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
    CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                      59 OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES CONTINUED
Distribution fees paid to the Distributor for the year ended September 30, 2001, were as follows:

                                                             DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                 AGGREGATE     UNREIMBURSED
                                                              UNREIMBURSED    EXPENSES AS %
                        TOTAL PAYMENTS    AMOUNT RETAINED         EXPENSES    OF NET ASSETS
                            UNDER PLAN     BY DISTRIBUTOR       UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------------------
 Class B Plan              $23,939,126        $18,718,928     $113,724,997             5.20%
 Class C Plan                5,538,976          1,207,821       13,949,890             2.52
 Class N Plan                    1,953              1,804           84,693             2.63

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2001, the Fund had outstanding foreign currency contracts as follows:

                                                CONTRACT
                               EXPIRATION         AMOUNT     VALUATION AS OF     UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                DATES         (000S)      SEPT. 30, 2001   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
British Pound Sterling (GBP)     11/21/01      GBP15,050         $22,055,576     $  556,651   $         --
Canadian Dollar (CAD)             11/6/01      CAD12,885           8,150,129             --        101,024
Euro (EUR)                        10/5/01      EUR18,670          17,000,125      1,223,976             --
Japanese Yen (JPY)               11/20/01   JPY5,130,629          43,228,853             --        330,526
                                                                                 ---------------------------
                                                                                  1,780,627        431,550
                                                                                 ---------------------------

CONTRACTS TO SELL
Australian Dollar (AUD)          11/6/01-
                                 12/31/01      AUD27,225          13,396,196        412,963         39,282
British Pound Sterling (GBP)     11/29/01      GBP66,230          97,016,981             --      2,440,540
Canadian Dollar (CAD)            10/23/01      CAD51,550          32,615,844        720,723             --
Euro (EUR)                      11/13/01-
                                 11/21/01      EUR98,630          89,692,683             --      2,083,910
Japanese Yen (JPY)              10/15/01-
                                 11/19/01   JPY1,133,045           9,534,802         20,662         26,110
Norwegian Krone (NOK)             10/5/01     NOK276,145          31,114,000             --      1,168,892
                                                                                 ---------------------------
                                                                                  1,154,348      5,758,734
                                                                                 ---------------------------
Total Unrealized Appreciation and Depreciation                                   $2,934,975     $6,190,284
                                                                                 ===========================


                      60 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2001, the Fund had outstanding futures contracts as follows:

                                                                                  UNREALIZED
                               EXPIRATION    NUMBER OF     VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION                DATES    CONTRACTS      SEPT. 30, 2001    (DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Crude Oil                        11/19/01          505         $11,958,400       $   400,150
Euro-Bundesobligation             12/6/01          350          34,631,644           258,183
U.S. Treasury Nts., 10 yr.       12/19/01        5,441         591,878,781        12,772,703
U.S. Treasury Nts., 5 yr.        12/19/01          814          88,064,625         1,780,843
                                                                               --------------
                                                                                  15,211,879
                                                                               --------------
CONTRACTS TO SELL
S&P 500 Index                    12/20/01           90          23,483,250          (662,625)
U.S. Long Bond                   12/19/01          374          39,457,000          (739,750)
U.S. Treasury Nts., 2 yr.        12/27/01           40           8,410,625          (131,875)
                                                                               --------------
                                                                                  (1,534,250)
                                                                               --------------
                                                                                 $13,677,629
                                                                               ==============


                      61 OPPENHEIMER STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 2001, was as follows:

                                              CALL OPTIONS                      PUT OPTIONS
                                ------------------------------------------------------------
                                  NUMBER OF                        NUMBER OF
                                 PRINCIPAL/      AMOUNT OF        PRINCIPAL/      AMOUNT OF
                                  CONTRACTS       PREMIUMS         CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 2000                   39,995     $  362,743       121,830,333    $ 1,974,278
Options written                  36,246,425      4,876,106     5,774,794,577      3,207,309
Options closed or expired           (39,995)    (4,125,322)   (3,991,927,730)    (2,622,185)
Options exercised               (36,246,425)    (1,113,527)      (56,705,395)    (1,296,979)
                                ------------------------------------------------------------
Options outstanding as of
September 30, 2001                       --     $       --     1,847,991,785    $ 1,262,423
                                ============================================================


                      62 OPPENHEIMER STRATEGIC INCOME FUND

================================================================================
8. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of September 30, 2001, investments in securities and currency included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities and currency subject to this limitation as of September 30, 2001, was $544,800,315, which represents 9.03% of the Fund's net assets, of which $4,692,406 is considered restricted. Information concerning restricted securities is as follows:

                                                                                           UNREALIZED
                                                                     VALUATION AS OF     APPRECIATION
SECURITY                         ACQUISITION DATES            COST    SEPT. 30, 2001   (DEPRECIATION)
------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
Aurora Foods, Inc.                         9/18/00      $       --        $   97,164      $    97,164
Chesapeake Energy Corp.                    6/27/00       4,339,950         3,086,313       (1,253,637)
GST Telecommunications, Inc.      12/19/95-6/20/96       1,633,502               800       (1,632,702)
Geotek Communications, Inc.                 4/6/00              --                65               65
Geotek Communications, Inc.,
Series B                                    1/4/01           2,500             1,875             (625)
Real Time Data Co. Wts.,
Exp. 5/31/04                               6/30/99          22,515            22,515               --
World Access, Inc., Cv. Sr.,
Series D, Non-Vtg.                         2/14/00       4,160,000             9,030       (4,150,970)

CURRENCY
Russian Ruble                      3/14/01-3/21/01       1,477,281         1,474,644           (2,637)

================================================================================
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year or at September 30, 2001.


                      63 OPPENHEIMER STRATEGIC INCOME FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Strategic Income Fund, which is a series of Oppenheimer Strategic Funds Trust, including the statement of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund, which is a series of Oppenheimer Strategic Funds Trust, as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Denver, Colorado
October 19, 2001


                      64 OPPENHEIMER STRATEGIC INCOME FUND

FEDERAL INCOME TAX INFORMATION UNAUDITED
--------------------------------------------------------------------------------

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Dividends paid by the Fund during the fiscal year ended September 30, 2001, which are not designated as capital gain distributions should be multiplied by 4.93% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      65 OPPENHEIMER STRATEGIC INCOME FUND

OPPENHEIMER STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


A Series of Oppenheimer Strategic Funds Trust
======================================================================================================
OFFICERS AND TRUSTEES        James C. Swain, Trustee, CEO and Chairman of the Board
                             John V. Murphy, Trustee and President
                             William L. Armstrong, Trustee
                             Robert G. Avis, Trustee
                             George C. Bowen, Trustee
                             Edward L. Cameron, Trustee
                             Jon S. Fossel, Trustee
                             Sam Freedman, Trustee
                             C. Howard Kast, Trustee
                             Robert M. Kirchner, Trustee
                             F. William Marshall, Jr., Trustee
                             David P. Negri, Vice President
                             Arthur P. Steinmetz, Vice President
                             Robert G. Zack, Secretary
                             Brian W. Wixted, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer

======================================================================================================
INVESTMENT ADVISOR           OppenheimerFunds, Inc.

======================================================================================================
DISTRIBUTOR                  OppenheimerFunds Distributor, Inc.

======================================================================================================
TRANSFER AND SHAREHOLDER     OppenheimerFunds Services
SERVICING AGENT

======================================================================================================
CUSTODIAN OF                 The Bank of New York
PORTFOLIO SECURITIES

======================================================================================================
INDEPENDENT AUDITORS         Deloitte & Touche LLP

======================================================================================================
LEGAL COUNSEL                Myer, Swanson, Adams & Wolf, P.C.

                             OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC.,
                             498 SEVENTH AVENUE, NEW YORK, NY 10018


         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


                      66 OPPENHEIMER STRATEGIC INCOME FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------


GLOBAL EQUITY          Developing Markets Fund                     Global Fund
                       International Small Company Fund            Quest Global Value Fund
                       Europe Fund                                 Global Growth & Income Fund
                       International Growth Fund
----------------------------------------------------------------------------------------------------------
EQUITY                 Stock                                       Stock & Bond
                       Emerging Technologies Fund                  Quest Opportunity Value Fund
                       Emerging Growth Fund                        Total Return Fund
                       Enterprise Fund                             Quest Balanced Value Fund
                       Discovery Fund                              Capital Income Fund
                       Main Street(R) Small Cap Fund               Multiple Strategies Fund
                       Small Cap Value Fund                        Disciplined Allocation Fund
                       MidCap Fund                                 Convertible Securities Fund
                       Main Street(R) Opportunity Fund             Specialty
                       Growth Fund                                 Real Asset Fund(R)
                       Capital Appreciation Fund                   Gold & Special Minerals Fund
                       Main Street(R) Growth & Income Fund
                       Value Fund
                       Quest Capital Value Fund
                       Trinity Large Cap Growth Fund(1)
                       Trinity Core Fund
                       Trinity Value Fund
----------------------------------------------------------------------------------------------------------
INCOME                 Taxable                                     Municipal
                       International Bond Fund                     California Municipal Fund(4)
                       High Yield Fund                             New Jersey Municipal Fund(4)
                       Champion Income Fund                        New York Municipal Fund(4)
                       Strategic Income Fund                       Pennsylvania Municipal Fund(4)
                       Bond Fund                                   Municipal Bond Fund
                       Senior Floating Rate Fund                   Intermediate Municipal Fund
                       U.S. Government Trust
                       Limited-Term Government Fund
                       Capital Preservation Fund(2)
                       Rochester Division
                       Rochester National Municipals(3)
                       Rochester Fund Municipals
                       Limited Term New York Municipal Fund
----------------------------------------------------------------------------------------------------------
SELECT MANAGERS        Stock                                       Stock & Bond
                       Mercury Advisors Focus Growth Fund          QM Active Balanced Fund(2)
                       Gartmore Millennium Growth Fund II(5)
                       Jennison Growth Fund
                       Salomon Brothers Capital Fund
                       Mercury Advisors S&P 500(R) Index Fund(2)
----------------------------------------------------------------------------------------------------------
MONEY MARKET(6)        Money Market Fund                           Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.



                      67 OPPENHEIMER STRATEGIC INCOME FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

                         As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website-- we're here to help.

--------------------------------------------------------------------------------------------------------
                         INTERNET
                         24-hr access to account information and transactions(2)
                         WWW.OPPENHEIMERFUNDS.COM
                         -------------------------------------------------------------------------------
                         GENERAL INFORMATION
                         Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
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                         -------------------------------------------------------------------------------
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                         -------------------------------------------------------------------------------
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                         -------------------------------------------------------------------------------
                         TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
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                         -------------------------------------------------------------------------------
                         TRANSFER AND SHAREHOLDER SERVICING AGENT
                         OppenheimerFunds Services
                         P.O. Box 5270, Denver, CO 80217-5270
                         -------------------------------------------------------------------------------
                         eDOCS DIRECT
                         Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
                         -------------------------------------------------------------------------------
                         TICKER SYMBOLS
                         Class A: OPSIX  Class B: OPSGX  Class C: OSICX  Class N: OETNX  Class Y: OSIYX
--------------------------------------------------------------------------------------------------------

                         1. Automatic investment plans do not assure profit or protect against losses in declining markets.
                         2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                                                [OPPENHEIMERFUNDS(R) LOGO]
RA0230.001.0901   November 29, 2001